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                                                                   Exhibit 10.19

                          INDUSTRIAL REAL ESTATE LEASE


        ARTICLE ONE: BASIC TERMS

        This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

        Section 1.0l. Date of Lease: February 12, 2001.

        Section 1.02. Landlord: GEM 460 Associates I, L.L.C.
                      Address of Landlord: c/o Ellis Gibson Development Group, 207 Business Park Drive, Suite 101, Virginia Beach, Virginia 23462

        Section 1.03. Tenant: Cost Plus, Inc.
                      Address of Tenant: 200 4th Street, Oakland, CA 94607

        Section 1.04. Property: All that certain piece or parcel of land situate in Isle of Wight County, Virginia, consisting of approximately 45 acres (being described in Exhibit A hereof) and containing all improvements constructed
             ---------
thereon, including a building of approximately 500,000 square feet as specified in the Final Plans and as shown in Exhibit B, and upon exercise of the Expansion
                                   ---------
Option as set forth in Article Fifteen hereof, that certain adjacent piece or parcel of land, consisting of approximately 6.6 acres (being described in Exhibit G hereof) and containing all improvements constructed thereon, including
---------
a building expansion of approximately 100,000 square feet as described in Exhibit H.
---------

        Section 1.05. Lease Term: Approximately twenty-one (21) years, beginning on the Commencement Date (as defined in Section 2.01), and ending on the last day of the calendar month in which the date twenty (20) years after the Rent Commencement Date (as defined in Section 3.01) occurs, subject to extension as set forth in Section 2.05 hereof (in which event, the Option Periods shall be included within the Lease Term).

        Section 1.06. Permitted Uses: (See Section 5.01) Any lawful use permitted under applicable zoning regulations.

        Section 1.07. Tenant's Guarantor: None.

        Section 1.08. Landlord's Broker: (See Article Fourteen) (If none, so state) None.

        Section 1.09. Tenant's Broker: (If none, so state) Grubb & Ellis/ Harrison & Bates, 830 East Main Street, 5th Floor, Richmond, VA 23219 per separate agreement.

        Section 1.10. Commission Payable to Tenant's Broker: See Article
Fourteen.
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        Section 1.11. Security Deposit: None.

        Section 1.12. Rent and Other Charges Payable by Tenant:

        (a) Base Rent: One Million Nine Hundred Sixty Five Thousand dollars ($1,965,000) per annum payable monthly in equal installments on the first day of each month in advance from the Rent Commencement Date through the last day of the calendar month in which the date five (5) years after the Rent Commencement Date (the "First Adjustment Date") occurs; thereafter, the annual base rental amount shall increase to Two Million Eighty Two Thousand dollars ($2,082,000) on the first day immediately following the First Adjustment Date through the date which is the fifth (5th) anniversary of the First Adjustment Date (the "Second Adjustment Date"), and shall again increase thereafter on the first day immediately following the Second Adjustment Date to Two Million Two Hundred Seven Thousand Eight Hundred Seventy Four dollars ($2,207,874) per annum through the end of the initial Lease Term.

        (b) Adjustment of Base Rent for Interest Rate Changes: Landlord and Tenant acknowledge that Base Rent stated in Subparagraph (a) immediately above is based on an assumption that Landlord's permanent financing of the Property will bear interest at a per annum fixed rate (compounded daily) of eight and 10/100 percent (8.10%). Landlord and Tenant agree that in the event that such permanent financing rate is other than 8.10%, the annual Base Rent shall be adjusted downwards for any decrease in such rate and upwards for any increase in such rate by an amount equal to the product of (i) that portion of Landlord's Total Cost, not to exceed the Budget Sum, financed by Landlord and (ii) the difference in the number of basis points between 8.10% and such rate actually obtained.

        (c) Other Periodic Payments: (i) Real Property Taxes (See Section 4.02); and (ii) Insurance Premiums (See Section 4.04).


        ARTICLE TWO: LEASE TERM

        Section 2.01. Lease of Property For Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term (and Option Periods, if exercised). The Lease Term is for the period stated in Section 1.05 above. The Commencement Date shall be the date of the full execution and delivery of this Lease by both Landlord and Tenant.

        Section 2.02. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant shall not be liable for damages but Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by ten percent (10%).

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        Section 2.03. Options to Extend Term. Tenant may extend the original term of this Lease for four (4) separate, consecutive additional periods of five
(5) years each ("Option Periods"), on the terms and conditions set forth herein, except that the Base Rent due for each Option Period so exercised shall be determined in accordance with Section 3.06 and the number of Option Periods remaining to be exercised shall, in each case, be reduced by one. Tenant may exercise such options by notifying Landlord in writing not less than three hundred sixty (360) days prior to the expiration of the initial Lease Term, or the then current Option Period, as the case may be. Should Tenant neglect to timely exercise any option, Tenant's right to exercise shall not expire until after notice from Landlord of Tenant's failure to timely exercise the option. If Landlord does so notify Tenant, Tenant shall have the right at any time within fifteen (15) days after such notice to notify Landlord in writing of either Tenant's unqualified and irrevocable exercise of its option to extend, or Tenant's unqualified and irrevocable waiver of its option to extend. If Tenant fails to respond within such fifteen (15) day period, Tenant shall conclusively be deemed to have waived its right and option to extend the Term, and this Lease shall terminate on the then expiration date of the Term. If Tenant notifies Landlord that it exercises its option to extend, such notice shall constitute Tenant's unqualified and irrevocable exercise of its option to extend the Term for the applicable Option Period provided herein.

        ARTICLE THREE: BASE RENT

        Section 3.01. Rent Commencement Date; Time and Manner of Payment. The Rent Commencement Date shall be the date upon which the last of the following occurs, but no earlier than the date ninety (90) days after the Access Date (as defined in Section 3.04): (i) Substantial Completion of Landlord's Work (as defined in Exhibit C hereof), (ii) receipt by Tenant of written certification
           ---------
thereof by the project architect, Baskervill & Son, (iii) receipt by Tenant of written evidence that Landlord's Work has passed final inspection by Isle of Wight County (as evidenced by a final Certificate of Occupancy), (iv) receipt by Tenant of two (2) fully executed and notarized originals of this Lease, the Memorandum of Lease described in Section 13.09 and any required Nondisturbance Agreement as described herein, (v) issuance to Tenant of the Title Policy (as defined in Section 13.15), and (vi) tender of delivery of physical possession of the Property to Tenant. "Substantial Completion of Landlord's Work" means completion of all Landlord's Work except for minor items of adjustment or repair of the type commonly found on an architect's punchlist, provided that Tenant is legally permitted to occupy the Property in order to perform any work required of Tenant and is otherwise able, legally and in accordance with sound business practice, to conduct its normal operations without material impediment arising from incomplete or defective performance of Landlord's Work. Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand, except as otherwise set forth in this Lease on the first day of each month following the Rent Commencement Date in the amount of $163,750 per month (or one twelfth of the annual Base Rent amount determined pursuant to Section 1.12(b), if applicable), increased as provided in the next paragraph below. The Base
Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing. If the Rent Commencement Date occurs other than on the first day of a calendar month, Base Rent for any partial calendar month following the Rent Commencement Date shall be due and payable in advance on the Rent Commencement Date and shall be prorated

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based on the number of calendar days remaining in the month in which the Rent
Commencement Date occurs.

          Effective on the first day immediately following the First Adjustment Date, Base Rent due hereunder shall automatically increase to $173,500 per month (or 6% above the initial Base Rent determined by the application of the formula contained in Section 1.12(b)). Effective on the first day immediately following the Second Adjustment Date, Base Rent due hereunder shall automatically increase to $183,990 per month (or 12% above the initial Base Rent determined by the application of the formula contained in Section 1.12(b)). Tenant shall pay the new Base Rent from its effective date in the manner provided above until the next increase.

     Section 3.02. Payment Due at Substantial Completion of Landlord's Work. The budget attached hereto as Exhibit C-l (as may be amended as permitted herein,
                          -----------
the "Project Budget") and all of the categories of costs listed below in this Section related to the performance of Landlord's Work and lease of the Property to Tenant shall comprise "Landlord's Total Cost." Changes to the Project Budget and Landlord's Total Cost may be made only with the prior written approval of Tenant, which approval shall not be unreasonably withheld, conditioned or delayed. During the course of Landlord's Work, Landlord shall provide Tenant with monthly written reports on or before the fifteenth of each month detailing the costs incurred for Landlord's Work against the Project Budget for the immediately preceding calendar month in a form reasonably requested by Tenant, containing, without limitation, all allocations to the line items in the Project Budget. As of Substantial Completion of Landlord's Work, Landlord shall certify to Tenant in writing Landlord's Total Cost actually incurred in accordance with this Lease, and shall promptly make available to Tenant reasonable supporting documentation at Tenant's request. In the event that Landlord's Total Cost certified to Tenant is less than Sixteen Million Three Hundred Eighteen Thousand Eight Hundred Ninety Seven Dollars ($16,318,897) (the "Budget Sum"), Landlord shall pay to Tenant within fifteen (15) days after certification, in immediately available United States funds, an amount equal to the difference between the Budget Sum and the actual amount of Landlord's Total Cost (the "Lump Sum Adjustment"), up to a maximum of $300,000. Any greater cost savings are to be retained by Landlord. In the event that Landlord's Total Cost certified to Tenant is more than the Budget Sum, Tenant shall pay to Landlord within fifteen
(15) days after certification, in immediately available United States funds, an amount equal to the Lump Sum Adjustment, up to a maximum of $600,000 for Landlord- or Contractor-initiated changes that have been approved in writing by Tenant. Any change orders requested by Tenant to the final specifications contained herein shall be excluded from such $600,000 limitation. Notwithstanding anything to the contrary contained in the foregoing or elsewhere, the Lump Sum Adjustment shall not be increased or decreased for any changes in costs not included or otherwise set forth in the Project Budget attached hereto which changes have not been approved in writing by Tenant prior to their incurrence by Landlord.

     Subject to the foregoing, Landlord's Total Cost shall include the following reasonable and customary costs which Landlord may properly pay or accrue for Landlord's work or lease of the Property to Tenant, which under generally accepted accounting principles, are chargeable to the capital account of Landlord in connection with the Property or could be so charged either with a proper election to capitalize such costs or, but for a proper election, expense such costs:

          (a) Fees and expenses incurred in preparing the Plans for the Property (including any preliminary study, planning or any aspect thereof): any

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                    labor, services, materials and supplies used or furnished in site improvement and construction; any equipment for the Property; and any acquisition necessary to provide utility services or other services, including trackage to provide the Property with public transportation facilities, roadways, parking lots, water supply, sewage and waste disposal facilities; and all real and tangible personal property deemed necessary by Landlord and acquired in connection with the Property;

               (b) Fees for architectural, engineering, supervisory and consulting services and real estate brokerage commissions and reimbursements therefor;

               (c) Fees and expenses incurred in connection with perfecting and protecting title to the Property and fees and expenses incurred in connection with preparing, recording or filing such documents, instruments or financing statements as Landlord or Landlord's mortgagee may deem desirable to perfect or protect the rights of Landlord or Landlord's mortgagee;

               (d) Legal, accounting or financial advisory fees and expenses, including fees and expenses of counsel to Landlord, counsel to Landlord's mortgagee, fees and expenses of Landlord, Landlord's mortgagee or any rating agency, filing fees and printing and engraving costs, incurred in connection with the authorization and closing of Landlord's construction loan or any permanent financing thereof, and the preparation of the documents evidencing and securing such loans and all other documents in connection with the development, construction, financing and leasing of the Property;

               (e) Interest to accrue on the Landlord's construction loan during construction of the Property and any placement fees and expense related to placing and closing Landlord's permanent loan on the Property;

               (f) Administrative or other fees charged by Isle of Wight County or reimbursement thereto of expenses in connection with the Property;

               (g)  Development fees to Ellis-Gibson Development Group; and

               (h) Other ordinary and necessary costs and expenses reasonably relating to the lease of the Property and performance of Landlord's Work as contemplated herein.


        Section 3.03. Delay in Commencement. The parties acknowledge the necessity for Landlord to provide Tenant with the notice specified herein in order that Tenant shall have adequate time to, among other things, hire personnel, purchase and arrange for delivery of merchandise, perform Tenant's improvements and fixturing of the Property and enter into other commitments required to timely occupy and conduct business within the Property. At least sixty (60) calendar days prior to the Access Date, Landlord must notify Tenant in writing (the "Access Date Notice") as to when the Access Date is anticipated to occur (the "Anticipated Access

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Date"). The Anticipated Access Date shall be November 1, 2001. If the
Anticipated Access Date occurs after November 1, 2001, the parties acknowledge that Tenant will suffer damage arising from Tenant's need to make efficient use of the Property upon the Access Date, hire personnel, fixture the Property, and the like, as well as Tenant's need to commence operations on the Property to conduct its business and serve its retail stores with the product to be received into and distributed from the Property. As it would be impractical or extremely difficult to fix actual damages in the event of Landlord's breach under this
Section 3.03, the parties agree that in the event of a breach by Landlord of its obligations under this Section 3.03, TENANT SHALL BE ENTITLED TO AND LANDLORD SHALL PAY TO TENANT ON THE FIRST DAY OF EACH CALENDAR MONTH FOLLOWING NOVEMBER 1, 2001, AS LIQUIDATED DAMAGES (THE "LIQUIDATED DAMAGES") THE SUM OF FIVE THOUSAND DOLLARS ($5,000) PER DAY FOR EACH DAY OF DELAY IN THE ACCESS DATE BEYOND NOVEMBER 1, 2001 (LESS ALL SUCH LIQUIDATED DAMAGES EARLIER PAID, IF
ANY); PROVIDED, HOWEVER, LIQUIDATED DAMAGES PAYABLE UNDER THIS SECTION 3.03 SHALL NOT EXCEED IN THE AGGREGATE NINE HUNDRED THOUSAND DOLLARS ($ 900,000).



Illegible                                           Illegible
--------------------                                ------------------------
Landlord's Initials                                 Tenant's Initials


        Landlord's failure to deliver the Property to Tenant on the date set forth in the Access Date Notice shall permit Tenant to terminate this Lease in the event that the Access Date has not occurred on or before May 1, 2002, extended by one day for each day of any force majeure delay, by written notice of Tenant's election to so terminate the Lease delivered to Landlord at any time prior to the occurrence of the Access Date.

        Section 3.04. Early Access. When Tenant accesses the Property prior to the Rent Commencement Date, Tenant's use of the Property shall be subject to all of the provisions of this Lease, except provisions requiring monetary payments by Tenant. Early access and use of the Property shall not advance the expiration date of this Lease. Tenant shall have the right to enter the Property prior to the Rent Commencement Date for any purpose, provided Tenant does not materially interfere with the progress of Landlord's Work in the course of such early entry. Landlord specifically acknowledges that Tenant intends to perform major equipment installations during such early access and use and that the same shall not be deemed an acceptance of the Property nor cause the Rent Commencement Date to occur prior to fulfillment of the conditions set forth in Section 3.01. Landlord shall provide Tenant with access to and use of the Property for the purpose of Tenant's installations of equipment and fixtures (such date, the "Access Date") at least ninety (90) days prior to the Rent Commencement Date, with Landlord's Work in such a condition on the Access Date as will permit Tenant to install its fixtures and equipment during normal business hours without likelihood of material interference with any then ongoing Landlord's Work.

        Section 3.05. Termination; Advance Payments. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other expiration or termination, and after Tenant has vacated the Property in the manner required by this Lease, an equitable adjustment shall be made concerning advance rent, any other advance payments made by Tenant to Landlord, and accrued real property taxes.

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        Section 3.06. Base Rent Calculation for Option Periods. The annual Base
Rent for each year during each of the Option Periods shall be an amount equal to the product obtained by multiplying the annual Base Rent in effect immediately prior to the commencement of the then applicable Option Period (without regard to any temporary abatement of rental then or previously in effect pursuant to the provisions of the Lease) by one and five-hundredths (1.05).

        Section 3.07. Net Lease; No Setoff or Counterclaim Against Rent. This Lease is an absolutely net lease and Base Rent, Additional Rent and all other sums payable by Tenant shall be due and payable without notice or demand, and without setoff, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense, except in the events noted below:

             (i) Landlord's failure to timely pay Real Property Taxes or insurance premiums which sums Tenant has previously paid to Landlord and are thereafter paid by Tenant to the taxing authorities or insurance providers;

             (ii) Landlord's failure to timely pay Landlord's Contribution (as defined in Section 7.01 (b) hereof) to Tenant;

             (iii) Landlord's failure to timely pay the Liquidated Damages (as defined in Section 3.03 hereof) to Tenant;

             (iv) Landlord's failure to timely reimburse Tenant for Emergency Costs (as defined in Section 6.01 hereof); and

             (v) Landlord's failure to timely pay the Lump Sum Adjustment (as defined in Section 3.03 hereof) due to Tenant, if any.

        ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

        Section 4.01. Additional Rent. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

        Section 4.02. Real Property Taxes.

        (a) Payment of Taxes. Landlord shall pay all real property taxes on the Property during the Lease Term (and Option Periods, if exercised) for the period commencing on the Rent Commencement Date. Tenant shall reimburse Landlord for the payment of such taxes applicable to the period from the Rent Commencement Date through the end of the Lease Term (and Option Periods, if exercised) within thirty (30) days after Tenant's receipt of billing presented to Tenant by Landlord together with a copy of the tax bill from the assessor, but no sooner than twenty (20) days prior to the last date for payment of taxes without penalty ("Delinquency Date"). Real property taxes shall be prorated for the years in which the Rent Commencement Date occurs and

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in which the Lease Term expires/terminates. Within thirty (30) days after the
Delinquency Date, Landlord shall provide Tenant with written evidence satisfactory to Tenant of Landlord's payment of taxes. Tenant shall not be responsible for any interest, late charge or other penalty resulting from Landlord's late payment or non-payment of taxes, nor any administrative or other charge which may be claimed by Landlord, unless such interest, late charge or other penalty is on account of Tenant's failure to timely reimburse Landlord for the payment of real property taxes in accordance with this Section 4.02(a).

        (b) Definition of "Real Property Tax." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, or tax imposed by any taxing authority against the Property or land upon which the Property is located; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for storm water maintenance, fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; and (iv) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, excess profits, single business, inheritance, estate, succession, transfer, taxes; any increase in taxes caused by a "change of ownership" as defined in any other law, regulation, ruling, or decision under which a reassessment or tax increase results from a transfer of all or a portion of any estate or interest in the Property; or bonds and/or assessments which have been or, subsequent to the date hereof are, levied for the purpose of funding the costs of construction for improvements benefiting all or any portion of the Property or capital improvements constructed therein or with respect thereto, whether constructed by Landlord or not, either onsite or offsite, all of which other taxes shall be borne and paid solely by Landlord without reimbursement by Tenant.

        Any rebates, refunds, or abatements of real estate taxes received by Landlord subsequent to reimbursement of the payment of taxes by Tenant shall be refunded to Tenant within thirty (30) days of receipt thereof by Landlord.

        (c) Personal Property Tax.

            (i) Tenant shall pay directly to the taxing authorities all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall use best efforts to have personal property taxed separately from the Property.

            (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord, as Additional Rent, the taxes for said personal property.

        (d) Tenant's Right to Contest Taxes. Tenant may request that Landlord attempt to have the assessed valuation of the Property reduced or to initiate proceedings to contest the real property taxes. If Landlord fails to do so after request from tenant, then Tenant may do so, and if required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes,

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Tenant shall not be in default under this Lease for nonpayment of such taxes if
Tenant deposits funds with Landlord or opens an interest bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant.
The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property from being sold under a "Tax Sale" or similar enforcement proceeding.

     Section 4.03. Utilities. During the Lease Term from and after the Rent Commencement Date, Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, storm water, telephone, water, refuse disposal and other utilities and services supplied to the Property.

     Section 4.04. Insurance Premiums.

     (a)     Liability Insurance.

             (i) During the Lease Term for the period commencing on the Access Date, Tenant shall maintain a primary policy of comprehensive public liability insurance at Tenant's expense, insuring Landlord and Tenant against liability arising out of the ownership, use, occupancy or maintenance of the Property (except to the extent such injury, death or property damage is caused by any damage or destruction as defined in Article Seven, by a defect in the condition of the Property which is Landlord's responsibility, or by the negligence or willful act of Landlord or its agents, contractors, employees or representatives). The initial amount of such insurance shall be at least $5,000,000, including umbrella coverage, which minimum amount shall be subject to increase once every five (5) years of the Lease Term by $1,000,000. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable. Notwithstanding the foregoing, Tenant may, at Tenant's election made at any time during the Lease Term, upon ten (10) days' prior written notice, as long as Tenant's net worth is at least $150,000,000, self-insure for the risks otherwise to be covered by the insurance policy described above.

             (ii) During the Lease Term, Landlord shall maintain a policy of comprehensive public liability insurance at Landlord's expense, insuring Landlord and Tenant (as secondary to Tenant's coverage required in (a)(i) immediately above) against liability arising out of the ownership, use, occupancy or maintenance of the Property by Landlord. The initial amount of such insurance shall be at least $5,000,000, including umbrella coverage, which minimum amount shall be subject to increase once every five (5) years of the Lease Term by $1,000,000. All such insurance may be provided under a blanket coverage policy or endorsement. However, the amount of such insurance shall not limit Landlord's liability nor relieve Landlord of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable. Notwithstanding the foregoing, Landlord may, at Landlord's election made at any time during the Lease Term, upon ten (10) days' prior written notice, as

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long as Landlord's net worth is at least $150,000,000, self-insure for the risks otherwise to be covered by the insurance policy described above.

     (b) Hazard and Rental Income Insurance. During the Lease Term for the period commencing on the Rent Commencement Date, Landlord shall maintain a policy of insurance, at Tenant's expense, covering loss of or damage to the Property in the full amount of its guaranteed replacement cost, including, without limitation, all Tenant-installed and Landlord-installed improvements, with an agreed amount endorsement waiving any co-insurance penalty, and providing coverage for demolition costs and for increased costs of construction due to changes of building codes and/or conditions in amounts equal to no more than fifteen percent (15%) of the value of the improvements on the Property. Such policy shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief special extended perils (all risk), sprinkler leakage, and inflation guard endorsement (but excluding flood (unless and only to the extent required by applicable law) and earthquake, unless required by any lender holding a security interest in the Property, and then only in amounts available at commercially reasonable rates). During the Lease Term, Landlord shall also maintain rental income insurance at Tenant's expense, with loss payable to Landlord in an amount equal to one year's Base Rent, estimated Real property taxes and insurance premiums. Tenant shall not do or permit to be done anything which invalidates any such insurance policies.

     (c) Payment of Premiums; Insurance Policies. Tenant shall pay all premiums for the insurance policies covering the Property described in Sections
4.04 (a)(i) and (b) within thirty (30) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. If the insurance policies maintained by Landlord cover improvements or real property other than the Property, Landlord shall also deliver to Tenant a statement from the insurer of the amount of premiums applicable to the Property showing, in reasonable detail, how such amount was computed. If the Lease Term expires before the expiration of the insurance policy period, Tenant's liability for insurance premiums shall be prorated on an annual basis. All insurance shall be maintained with companies holding a "General Policyholder's Rating" of B+-IX or better, as set forth in the most current issue of "Best's Insurance Guide." Additionally, Tenant may seek competitive bids for the insurance coverage to be obtained by Landlord hereunder at Tenant's expense and may request that Landlord obtain such insurance from any provider that meets the minimum qualifications hereunder and for which Tenant provides a written quote therefor. If Landlord declines to obtain the insurance from such requested provider(s), Tenant's obligation to reimburse Landlord for the premiums of such insurance so obtained shall be limited to the amount of the premiums that Tenant's requested provider(s) quoted for such insurance, as earlier provided to Landlord. Tenant shall be liable for the payment of any deductible amount under Landlord's insurance policies maintained pursuant to Section 4.04(b), provided said deductibles are ten thousand dollars ($l0,000.00) or less. Landlord and Tenant agree to deliver to the other certificates of insurance evidencing the existence in force of the policies of insurance described in this Article Four, together with endorsements showing that Landlord has been named as additional insured under the policy required in Section 4.04(a)(i) and that Tenant has been named as additional insured under the policy required in Section 4.04(a)(ii). Each of the certificates shall provide that such insurance shall not be canceled or materially amended unless ten (10) days' prior written notice of such cancellation or amendment is given to the party designated on such certificate as the holder thereof.

     Section 4.05. Waiver of Subrogation. Tenant and Landlord hereby waive and release any and all right of recovery against the other, including employees and agents, arising during the Term for any and all loss (including loss of rental) or damage to any property located within or constituting a part of the Property, which loss or damage arises from any type of peril which is covered or could be covered by a policy of insurance in the form described in Section 4.04(b). This mutual waiver is in addition to any other waiver or release contained in this Lease. Landlord and Tenant shall each have their property insurance policies issued in such form as to waive any right of subrogation which might otherwise exist, and shall provide written evidence thereof to each other upon request.

     Section 4.06. Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Tenant does not pay any rent payment when due and such failure continues for ten (10) days after Tenant's receipt of written notice thereof from Landlord, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord which is not paid when due, and remains unpaid for ten (10) days after Tenant's receipt of written notice thereof from Landlord, shall, in addition to any late charge that may be due hereunder, bear interest at the rate of twelve percent (12%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.08. Audit Right. Tenant or its designated agent shall have the right at its own cost and expense to audit and/or inspect Landlord's records at Landlord's business office where such records are located, (not more than once in any calendar year) with respect to insurance premiums and Real Property Taxes payable by Tenant under this Lease for any calendar year. Tenant shall give Landlord not less than thirty (30) days' written notice of its intention to conduct any such audit and shall conduct said audit within two (2) years after receipt of the invoices or tax bills for the calendar year(s) being audited. Landlord shall have the right to have a representative present at such audit. If such audit discloses that the amounts paid by Tenant for the year(s) under consideration have been overstated, Landlord shall rebate to Tenant the overcharge; and if the audit discloses that the amounts paid by Tenant for each type of charges during each calendar year have been overstated by more than three percent (3%), then, in addition to rebating to Tenant the overcharge, Landlord shall also pay the reasonable costs incurred by Tenant for such audit. Tenant shall keep the results of such audit confidential, except when Tenant is required to disclose the same to any governmental agency or in litigation between the parties with respect to the subject matter of the audit.

     ARTICLE FIVE: USE OF PROPERTY

     Section 5.01. Permitted Uses. Tenant may use the Property only for the permitted uses set forth in Section 1.06 above.

     Section 5.02. Manner of Use. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, or which constitutes a nuisance or waste. Excluding all permits required for the performance and completion of Landlord's Work, Tenant shall obtain and pay for all permits (and obtain the permanent Certificate of Occupancy, with Landlord cooperation if needed) required for Tenant's occupancy of the Property and shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act. Notwithstanding any contrary implication or expression in the foregoing, Tenant shall not be strictly liable to comply with any and all laws now or hereinafter in effect relating to the repair, improvement, replacement, or upgrading of the Property required as a result of the general application of such laws to users of the Property as contemplated hereunder, rather than as a result of the application of such laws to Tenant's actual operations on or about the Property as permitted hereunder.

     Section 5.03. Signs. Subject to the limitations of applicable law in the jurisdiction where the Property is located, Tenant may erect and maintain upon the exterior of the building and on the Property a sign or signs which are appropriate to the conduct of Tenant's business.

     Section 5.04. Indemnity.

     (a) Tenant. Subject to the waiver of subrogation in Section 4.05, Tenant agrees to save Landlord harmless from and indemnify and defend Landlord against any and all injury, loss, damage, liability (or any claims in respect of the foregoing), costs or expenses (including, without limitation, attorneys' fees, reasonable investigation and discovery costs), of whatever nature, to any person or property caused or claimed to be caused by or resulting from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done by or permitted to be done by Tenant in or about the Property; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord, or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs reasonably incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant hereby assumes all risk of damage to personal property or injury to persons in or about the Property arising from any cause (other than Landlord's negligence, willful misconduct or breach of its obligations hereunder), and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's negligence, willful misconduct or breach of its obligations hereunder.

     (b) Landlord. Subject to the waiver of subrogation in section 4.05, Landlord agrees to save Tenant harmless from and indemnify and defend Tenant against any and all injury, loss, damage, liability (or any claims in respect of the foregoing), costs or expenses (including, without limitation, attorneys' fees, reasonable investigation and discovery costs), of whatever nature, to any person or property caused or claimed to be caused by or resulting from: (a) Landlord's negligence or willful acts; or (b) any breach or default in the performance of Landlord's obligations under this Lease.

     Section 5.05. Landlord's Access. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or, within one (1) year of the expiration of the Lease Term, tenants, or to perform any obligation or exercise any right of Landlord under this Lease that reasonably requires such entry. Landlord shall give Tenant reasonable prior notice of such entry, except in the case of an emergency, and shall conduct such entry in a manner designed to minimize interference with Tenant's operations as much as reasonably possible.

     Section 5.06. Quiet Possession. Landlord represents and warrants that it has full authority to execute and perform its obligations under this Lease and to grant the subject leasehold estate to Tenant, and that if Tenant pays the rent and complies with all of its material obligations contained in this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Property with all appurtenances during the Term without any manner of hindrance or interference with its quiet enjoyment, possession and use.

     Section 5.07. Environmental. As used herein, the term "Hazardous
Material" shall mean (i) any waste, material or substance (whether in the form of a liquid, a solid, or a gas and whether or not air-borne), which is or is deemed to be a pollutant or a contaminant, or which is or is deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or which presents a risk, to public health or to the environment, or which is or may become regulated by or under the authority of any applicable local, state or federal laws, judgments, ordinances, orders, rules, regulations, codes or other governmental restrictions, guidelines or requirements, any amendments or successor(s) thereto, replacements thereof or publications promulgated pursuant thereto (collectively "Environmental Regulations, and individually, "Environmental Regulation"); (ii) petroleum, including crude oil or any fraction thereof; (iii) ACM; (iv) any polychlorinated biphenyl; (v) any radioactive material; and (vi) urea formaldehyde. In addition to the foregoing, the term "Environmental Regulations" shall be deemed to include, without limitation, local, state and federal laws, judgments, ordinances, orders, rules, regulations, codes and other governmental restrictions, guidelines and requirements, any amendments and successors thereto, replacements thereof and publications promulgated pursuant thereto, which deal with or otherwise in any manner relate to, environmental matters of any kind.

     Based solely on its review of that certain Phase I Environmental Site Assessment prepared by McCallum Testing Laboratories, Inc., MTL Project #00-1550/100-1426, with issue date of June 21, 2000 (the "Site Assessment"), Landlord has no knowledge of the presence of any Hazardous Material(s) on the Property or of any spills, releases or discharges thereof that have occurred or are presently occurring on or onto the Property. Landlord, to the best of its knowledge, based solely on its review of the Site Assessment, has complied, and Landlord shall comply, with all applicable Environmental Regulations in the performance of its obligations under this Lease, including, without limitation, in the conduct of Landlord's Work, and shall obtain all permits, licenses, and other authorizations which are required under federal, state and local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacturing, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, in connection therewith. Landlord has no knowledge of any failure to comply with all terms and conditions of such required permits, licenses and authorizations, and has made and will make its best efforts to be in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand left or issued, entered, promulgated or approved thereunder. Landlord represents to Tenant, to the best of Landlord's knowledge, based solely on its review of the Site Assessment, that the location of the Property and all improvements thereon are not located on land, nor adjacent to any other land, which is or may be deemed under any federal, state or local law a storage or disposal site for Hazardous Materials.

     Landlord shall indemnify Tenant against and hold Tenant harmless from the presence of any Hazardous Materials on the Property caused by Landlord or violations of laws relating to protection of the environment due to Landlord's use of the Property and conduct of Landlord's business in or about the Property.

     Tenant shall indemnify Landlord against and hold Landlord harmless from the presence of any Hazardous Materials on the Property caused by Tenant or violations of laws relating to protection of the environment due to Tenant's use of the Property and conduct of Tenant's business in or about the Property.

  ARTICLE SIX: CONSTRUCTION; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. Construction. Landlord, at its own expense and cost, shall with reasonable diligence and in a workmanlike manner, in compliance with all applicable laws, including without limitation, the Americans with Disabilities Act of 1990, as amended, construct all improvements on the Property as shown on the Site Plan and the Final Plans described in Exhibit C, and all improvements
                                               ---------
shall be constructed strictly in accordance with the terms and conditions specified in Exhibit C, with only such change orders as approved by Tenant or
             ---------
are as necessary to comply with applicable laws, notice of which shall be given to Tenant as soon as reasonably possible after learning of the need therefor. Landlord acknowledges and agrees that neither Tenant's approval of the Site Plan or the Final Plans, nor of any change orders relating to Landlord's Work, shall be deemed in any way to constitute a warranty, guaranty or acknowledgement by or of Tenant that the improvements to be constructed pursuant thereto will comply with applicable laws or be free of any defects, design or otherwise. Landlord shall indemnify, defend, protect and hold Tenant harmless from all claims, demands and liabilities, including attorneys' fees and expenses, arising out of such construction or other work, including but not limited to claims for defective work.

     Landlord shall use its best efforts to Substantially Complete Landlord's Work and deliver possession of the Property to Tenant prior to February 1, 2002. Landlord shall use its best efforts to cause the Access Date to occur prior to November 1, 200l. Further, Landlord shall use its best efforts to meet and adhere to the schedule of construction for Landlord's Work attached hereto and made a part hereof as Exhibit D (as may be amended as permitted herein, the
                      ---------
"Project Schedule"). During the course of Landlord's Work, Landlord shall provide Tenant with monthly written reports on or before the fifteenth of each month detailing the progress of Landlord's Work against the Project schedule for the immediately preceding calendar month in a form reasonably requested by Tenant, containing, without limitation, Landlord's estimate of partial completion of Landlord's Work and adherence to the Project Schedule. Prior to taking or permitting any action that would likely delay adherence to the attached Project Schedule, Landlord shall advise Tenant, in writing, of the proposed action, and shall not take or permit such proposed action without first obtaining Tenant's prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. In the event Landlord fails to Substantially Complete Landlord's Work prior to August 1, 2002, absent any force majeure delays, which shall operate to extend this deadline one day for each day of force majeure delay, Tenant may elect to terminate this Lease, in addition to and independent of Tenant's right to terminate the Lease as set forth in Section
3.03 hereof, in a writing delivered to Landlord, at any time prior to Substantial Completion of Landlord's Work; provided however, that if Landlord's Work has not been substantially completed on or before June 1, 2002, or the date sixty (60) days prior to any extended date for termination due to force majeure delays, Tenant shall advise Landlord, in writing, of Tenant's intention to exercise its right to terminate this Lease as set forth above for Landlord's failure to timely Substantially Complete Landlord's Work (although such advice shall not obligate Tenant to so elect to terminate this Lease when permitted herein). The only consequence of Tenant's failure to timely advise Landlord of its intention to terminate this Lease as permitted above shall be to postpone Tenant's right to elect to terminate this Lease until the date sixty (60) days after delivery of such written advice to Landlord.

     During the course of Landlord's Work, Landlord, as necessary and appropriate, at its sole cost and expense, shall maintain or cause to be maintained in forms and in amounts reasonably satisfactory to Landlord and Tenant (i) workmen's compensation insurance for all employees of Landlord or its contractor engaged on or with respect to the Property and Landlord's Work as required by law, and (ii) builder's "completed value" insurance against "all risks of physical loss," covering the total value of work performed and equipment, supplies and materials furnished in connection with Landlord's Work. Landlord shall provide satisfactory evidence of such insurance in force and effect to Tenant prior to commencing Landlord's Work.

     Tenant's occupancy of the Property shall not constitute an acceptance of Landlord's Work, or relieve Landlord of responsibility for any latent defects in Landlord's Work, and additionally, Landlord warrants that Landlord's Work shall be free of defects in workmanship, materials, and installation after delivery of the Property to Tenant for a period of one (1) year after the Rent Commencement Date relating to patent defects and for the Lease Term relating to latent defects.

Within thirty (30) days after the Substantial Completion of Landlord's Work, Landlord and Tenant shall meet and conduct an inspection of the Property for purposes of identifying any defects in Landlord's Work and developing a punch list of items for correction. No such inspection or identification is intended to void or waive any obligations of Landlord hereunder or at law with respect to the quality or conduct of Landlord's Work. Upon receipt of written notice from Tenant of any defects in Landlord's Work warranted hereby, Landlord shall have a duty to repair or replace such defective condition promptly and diligently, in accordance with commercially reasonable standards. In the event that such defective condition threatens or may be reasonably determined to threaten damage or injury to Tenant's personal property or to persons on or about the Property, Landlord shall take immediate action, including, without limitation, emergency temporary measures, to alleviate any and all such threatened damage or injury until permanent repairs or replacements are made. Landlord's failure to take such immediate action as is required hereunder shall entitle Tenant to take such action at Landlord's cost and Landlord shall reimburse Tenant for all such costs reasonably incurred (collectively, "Emergency Costs") within thirty
(30) days of written demand therefor.

     On or prior to the Rent Commencement Date, Landlord shall deliver to
Tenant:

          (a) A fully executed final certificate of occupancy for the Property, to the extent available. If such certificate is not available at the Rent Commencement Date (which unavailability shall in no way relieve Landlord's obligation to deliver the Property to Tenant at such time in a condition that Tenant may legally occupy), Landlord shall provide the same to Tenant as soon as available.

          (b) A list of all contractors, subcontractors and suppliers used for the construction of the Property. Said list shall contain the following information about each contractor, subcontractor or supplier: name, business address, phone number (including area code), contact person for the project, and state license number if required for the execution of work on the Property.

          (c) Equipment operation manuals and catalogue data sheets on all major equipment and/or fixtures used in the Property.

          (d) Copies of all warranties and guarantees applying to the Property which have been issued by the general contractor and/or any subcontractor. Landlord shall assign such warranties to Tenant. To the extent available at the commencement of the Lease Term, Landlord shall provide Tenant with copies of all such warranties and guarantees, and to the extent not so available, to Landlord's best knowledge, a list and material terms of all such warranties and guarantees that Landlord expects to obtain in connection with the completion of Landlord's Work.

          (e) One (1) copy of final project record documents for the Property including, without limitation, record specifications noted to indicate actual as-built conditions and one (1) set of Mylar sepia reproducible record drawings developed from red-lined project stick sets indicating actual as-built conditions (which shall include plans and specifications for all systems constructed by Landlord serving the Property).

          (f)  All certificates of insurance required by this Lease.

        Section 6.02. Exemption of Landlord from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, where such damage or injury is caused by or results from; (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; or (c) conditions arising in or about the Property, or from other sources or places. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct nor from liability arising out of or in connection with any defects in Landlord's Work, including, without limitation, in connection with its duty to protect Tenant's personal property and persons on the Property from damage or injury resulting therefrom.

        Section 6.03. Tenant's Obligations. During the entire Lease Term (and Option Periods, if exercised), Tenant shall, at its sole cost and expense (other than as expressly specified to the contrary herein), keep the Property (including all structural, non-structural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair, reasonable wear and tear and damage by casualty, condemnation, Landlord's negligence or willful misconduct and defects in Landlord's Work excepted. Tenant shall also maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system ("HVAC") by a licensed heating and air conditioning contractor. All of Tenant's obligations to maintain and repair shall be accomplished at Tenant's sole expense. If Tenant fails to maintain and repair the Property, Landlord may, on thirty (30) days' prior notice (except that no notice shall be required in case of emergency) enter the Property and perform such repair and maintenance on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs so reasonably incurred immediately upon demand. Notwithstanding, in the event that Tenant makes any upgrades, repairs or replacements to the Property of a capital nature (i.e., any such upgrades, repairs or replacements which add to the value of the Property or extend the useful life of the improvements on the Property) for any reason, including without limitation, by reason of charges in applicable law or as a result of the deterioration of a component of the improvements due to normal wear and tear, which upgrades or replacements are substantially completed on a date after the fifteenth (15th) anniversary of the Rent Commencement Date, Landlord agrees that upon the expiration or earlier termination of this Lease Landlord shall reimburse Tenant, on a straight line basis, without interest, for the unamortized costs borne by Tenant of such upgrades, repairs and replacements based upon the anticipated useful life of such upgrades and replacements as determined below. To facilitate reimbursement, at the time of the completion of such upgrades or replacements, Landlord and Tenant shall agree, in writing, upon the anticipated useful life of each capital upgrade or replacement. If Landlord and Tenant are unable to agree, they shall submit the determination of anticipated useful life to an independent, unaffiliated arbitrator to be chosen and to conduct the determination pursuant to the Commercial Rules of the American Arbitration Association, whose decision shall be final and binding upon the parties. The parties shall equally bear the costs of such arbitrator.

        Section 6.04. Landlord's Obligations. Except as is otherwise provided to be Landlord's obligation to repair, maintain or replace any portion of the Property and duty to protect Tenant's personal property and persons on the Property from damage or injury pursuant to the provisions of this Article Six, Article Seven (Damage and Destruction), and Article Eight (Condemnation), Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property unless the need for which is a result of Landlord's breach of its warranties or of its maintenance and repair obligations relating to Landlord's Work or its other obligations under this Lease.

        Section 6.05. Alterations, Additions, and Improvements.

        (a) Tenant may make any non-structural alterations, additions or improvements to the Property without Landlord's prior written consent, but shall provide at least ten (10) days' prior written notice to Landlord if the construction of such alterations, additions or improvements are expected to cost in excess of One Hundred Thousand Dollars ($100,000). Tenant shall not make any structural alterations, additions, or improvements to the Property without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall promptly remove any structural alterations, additions or improvements constructed in violation of this Section 6.05(a) upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner and in conformity with all applicable laws and regulations. Upon completion of any such structural work or other work requiring prior notice to Landlord, Tenant shall provide Landlord with "as-built" plans, copies of specifications, and proof of payment of all contractors, subcontractors and materialmen.

        (b) Tenant shall pay when due all claims for labor and material furnished to the Property by Tenant. Tenant shall give Landlord at least ten
(10) days prior written notice of the commencement of any work of improvement on the Property. Landlord may elect to record and post notices of non-responsibility on the Property.

        (c) If Tenant makes any alterations, additions, or improvements to the Property for which Tenant cannot directly obtain insurance coverage for casualty thereto, Tenant may request Landlord to obtain, at Tenant's cost, an endorsement to the policy of hazard insurance required to be carried pursuant to
Section 4.04(b) hereof including all such alterations, additions, or improvements under such policy with Tenant designated as the loss-payee under all such endorsements.

        Section 6.06. Condition upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in compliance with Sections 6.03 and 6.05(a). Tenant shall have no obligation to remove any alterations, additions or improvements made in compliance with this Lease, except in the event that Landlord has notified Tenant in writing at the time consent was granted, that the structural alterations, additions, or improvements will likely impair the use of the Property after the expiration of the Lease, in which event Tenant shall remove such structural alterations if so requested by Landlord in a second writing delivered at any time prior to the last six (6) months of the Lease Term. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

        ARTICLE SEVEN: DAMAGE OR DESTRUCTION

        Section 7.01. Damage to Property. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property.

        (a) Insured. If the Property or any alterations or improvements made thereto by Tenant are damaged by a peril covered under the type of insurance that Landlord is required to maintain pursuant to Section 4.04(b), subject to
Section 7.02 hereof, this Lease shall remain in effect and Landlord, at its sole cost, subject to reimbursement by Tenant for the deductible as set forth in
Section 4.04(c) within thirty (30) days of written notice of Landlord's commencement of repairs, shall repair the damage as soon as reasonably possible, which in no event shall exceed one (1) year from the date of destruction unless Tenant had the option to terminate this Lease pursuant to Section 7.02 and declined to do so, in which event Landlord shall have that period of time estimated for repair in its notice sent to Tenant pursuant to Section 7.02 to complete the repair and restoration.

        (b) Uninsured. If the cause of the damage is not covered by the type of insurance policies which Landlord is required to maintain under Section 4.04(b) and, subject to Section 7.02 hereof, (1) if the costs to repair such damage are less than or equal to (A) $500,000 for any damage occurring at any time prior to the First Adjustment Date, or (B) five percent (5%) of the then replacement cost of the Property (excluding land) (the "Replacement Cost") for any damage occurring at any time thereafter, Landlord shall repair the damage, at its sole cost, as soon as reasonably possible, which in no event shall exceed one (1) year from the date of destruction, or (2) if the costs to repair such damage exceed (C) $500,000 for any damage occurring at any time prior to the First Adjustment Date, or (D) five percent (5%) of the Replacement Cost for any damage occurring at any time thereafter, Landlord may elect either to (i) repair the damage, at its sole cost, as soon as reasonably possible, which in no event shall exceed one (1) year from the date of destruction, in which case this Lease shall remain in full force and effect and Landlord shall diligently repair the damage, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to terminate this Lease, Tenant may elect to void Landlord's termination and continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property at Tenant's cost and expense, subject however to Landlord's obligation to pay to Tenant (A) the first repair costs equal to $500,000 for any damage occurring prior to the First Adjustment Date or (B) the first repair costs equal to five percent (5%) of the Replacement Cost for any damage occurring thereafter (as appropriate, "Landlord's Contribution"). Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice. If Tenant elects to repair, Landlord shall pay to Tenant the Landlord's Contribution in progress payments within thirty (30) days after receipt of billing from Tenant.

        (c) End of the Term. If damage to the Property exceeding twenty percent (20%) of the Replacement Cost occurs during the last one hundred eighty
(180) days of the Lease Term (including any then exercised Option Periods), Landlord may elect (by written notice to Tenant given within ten (10) days after the date of the damage) to terminate this Lease as of the date the damage occurred.

        (d) Landlord's Failure to Timely Repair. In the event Landlord fails to repair the Property within the timeframes set forth in this Section 7.01, absent any force majeure delays, which delays shall operate to extend the time frames set forth herein one (1) day for each day of force majeure delay, Tenant may, in accordance with the provisions set forth in Section 13.03(c) hereof, elect to terminate this Lease, in a writing delivered to Landlord, at any time prior to Landlord's substantial completion of the repair of the Property to the condition existing prior to the casualty in question.

        Section 7.02. Destruction where Estimated Time of Repair is in Excess of a Year. If the Property is destroyed by any cause whatsoever to the extent that the time to repair or restore the Property is reasonably estimated by Landlord to be in excess of one (1) year after the date of destruction, Tenant shall have the right to terminate this Lease as of the date the destruction occurred, regardless of whether Landlord receives any insurance proceeds, by delivering written notice of such election to Landlord within fifteen (15) days after receipt of Landlord's written determination of the time to repair. Landlord shall notify Tenant of its determination of the time to repair within thirty (30) days after the occurrence of the destruction. In the event Tenant elects to terminate the Lease, Tenant shall be entitled to that portion of the insurance proceeds, if any, attributable to any alterations, additions, or improvements to the Property made by Tenant and insured for under the endorsements obtained pursuant to Section 6.05(c) hereof, and, if Landlord receives such proceeds, Landlord shall deliver such proceeds to Tenant within fifteen (15) days of receipt of such proceeds from its insurer.

        Section 7.03. Temporary Reduction of Rent. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration, including, without limitation, for reimbursement of Real Property Taxes and insurance premiums, shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and Real Property Taxes ("One Year's Reduction"). Absent any breach of Landlord's obligations to diligently pursue and complete the repair and reconstruction of the Property as provided herein, except for such possible reduction in Base Rent, insurance premiums and Real Property Taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property where Landlord or Tenant repairs or restores the Property pursuant hereto. Landlord's willful failure to diligently pursue and timely complete the repair and restoration of the Property within the timeframes provided in this Article Seven shall entitle Tenant, in addition to the reduction set forth above, either (i) to offset rent due hereunder (either during or after restoration) in an additional amount of the daily reduction then or previously in effect (or twice such daily reduction amount if One Year's Reduction has already been applied against rent prior to the completion of the repair or restoration) for each day beyond the outside date upon which Landlord was to have completed the repair or restoration, or
(ii) to collect from Landlord, within fifteen (15) days of the expiration of the Lease Term, the same amount as set forth in (i) immediately above, in cash, if the Lease Term expires prior to the application of all amounts to be offset in
(i) immediately above, prorated for the rent already then offset in (i) immediately above, if any.

        Section 7.04. Waiver. Landlord and Tenant waive the protection of any statute, code or judicial decision which grants a right to terminate a lease in the event of the substantial destruction of the leased property. The parties agree that the provisions of this Article Seven shall govern the rights and obligation of Landlord and Tenant in the event of any damage or destruction to the Property.

        ARTICLE EIGHT: CONDEMNATION

        If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of either (i) the floor area of the building which is located on the Property, or (ii) the other improved areas of the Property, is taken, Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to Landlord within thirty (30) days after receipt of written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority takes possession). If Tenant does not terminate this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent shall be reduced in proportion to the reduction in Tenant's ability to effectively utilize the facilities on the Property from that prior to the taking. Such proportionate reduction in ability to utilize the facilities on the Property shall be measured by direct comparison to the proportionate reduction in receipts and transfers of Tenant's products to and from the facilities on the Property for each three (3) month period immediately prior to and after the effective date of the condemnation. Tenant reserves the right to prosecute its claim for an award from the condemning authority based on its leasehold interest in this Lease without impairing the rights of Landlord. If this entire Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation as soon as reasonably possible, but, in all events, within one hundred eighty (180) days of the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. In the event Landlord fails to repair the Property within the timeframes set forth in this Article Eight, absent any force majeure delays, which shall operate to extend the time frames one (1) day for each day of force majeure delay, Tenant may, in accordance with the provisions set forth in Section 13.03(c) hereof, elect to terminate this Lease, in a writing delivered to Landlord, at any time prior to Landlord's substantial completion of the repair of the Property.

        ARTICLE NINE: ASSIGNMENT AND SUBLETTING

        Section 9.01. Landlord's Consent Required. Except as provided in Section
9.02 below, no portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent. Landlord shall grant or withhold its consent as provided in
Section 9.04 below. Any attempted transfer without prior written consent shall be void and shall constitute a breach of this Lease.

        Section 9.02. Corporate; Partial Subletting. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, without Landlord's prior written consent, to assign this Lease or sublet the Property to a corporation or other legal entity with which Tenant may merge or consolidate, or in connection with the sale of all or a portion of Tenant's assets, or to any parent or subsidiary of Tenant or a subsidiary of Tenant's parent. The sale of stock or other ownership or voting interests in Tenant by any shareholder or owner of Tenant shall not constitute an assignment under the terms of this Lease. Additionally, Tenant may sublet up to twenty-five percent (25%) of the Property for periods not to exceed five (5) years without need for Landlord's prior consent as long as the use of the sublet portion of the Property is substantially similar to Tenant's use of the remainder of the Property. Tenant shall provide Landlord with written notice of any such subletting and a copy of the executed sublease. Any provisions of this Lease which purport to grant to Landlord certain rights to take effect precedent to, or in event of assignment or subletting, shall not apply to an assignment or sublet within the scope of this Section.

        Section 9.03. No Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord's prior written consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, with written notice to Tenant but without obtaining Tenant's consent except in the event of subsequent assignments, which consent Tenant shall not unreasonably withhold. Such action shall not relieve Tenant's liability under this Lease.

        Section 9.04. Landlord's Election. Tenant's request for consent to any transfer described in Section 9.01 above shall be accompanied by a written statement setting forth the nature of the proposed transfer, and the name and business of the prospective transferee. Landlord shall have the right (a) to withhold consent, if reasonable; or (b) to grant consent. Landlord shall act affirmatively to grant or withhold consent within forty-five (45) days of receipt of the request for consent. If Landlord fails to act, Tenant may supply one (1) additional written request for consent for which Landlord's failure to act within three (3) business days after delivery shall be deemed to grant Landlord's consent to the transaction described in the request.

        ARTICLE TEN: DEFAULTS; REMEDIES

        Section 10.01. Covenants and Conditions. Time is of the essence in the performance of all covenants and conditions.

        Section 10.02. Defaults. Tenant shall be in "Material Default" under this Lease:

        (a) If Tenant abandons the Property (i.e., vacates the Property and otherwise fails to meets its leasehold obligations) or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04, which abandonment or cancellation is not undone within fifteen (15) days after Tenant's receipt of written notice thereof from Landlord;

        (b) If Tenant fails to pay rent or any other charge required to be paid by Tenant, as and when due, and such failure continues for ten (10) days after Tenant's receipt of written notice thereof from Landlord;

        (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. The notice required by this Section is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement; and

        (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

        Section 10.03. Remedies. On the occurrence of any Material Default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

        (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of the Material Default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which had been earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the legal rate payable on unpaid judgments under applicable law. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%. If Tenant shall have abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Section 10.03(a), or (ii) proceeding under Section 10.03(b);

        (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder;

        (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located. Notwithstanding any contrary implication or expression contained herein or as may be available under applicable law, Landlord shall not disturb Tenant's quiet and peaceable possession on and enjoyment of the Property, except through resort to legal process, and agrees to enforce its rights and remedies under this Lease to recover possession of the Property only through legal process, and hereby waives for the benefit of Tenant any and all self-help rights to recover possession of the Property.

        Section 10.04. Cumulative Remedies. Landlord's or Tenant's exercise of any right or remedy shall not prevent either from exercising any other right or remedy available to it hereunder.

ARTICLE ELEVEN: PROTECTION OF LENDERS

        Section 11.01. Subordination. Landlord covenants to obtain from each lender the security for whose loan encumbers the Property at the time of execution of this Lease or at any time prior to the Rent Commencement Date ("Lender"), and from each lessor whose interest in the Property is paramount to Landlord's at the time of execution of this Lease or at any time prior to the Rent Commencement Date ("Overlessor"), an executed agreement ("Nondisturbance Agreement") assuring Tenant that notwithstanding any default by Landlord to the Lender or Overlessor, or any foreclosure or deed in lieu thereof (or Overlessor's termination proceedings), Tenant's rights under this Lease shall continue in full force and effect and its possession of the Property shall remain undisturbed so long as Tenant is not in Material Default hereunder so as to permit termination of its right to possession. Tenant will, upon request, be a party to such an agreement, and will agree that if such Lender or Overlessor succeeds to the interest of Landlord, Tenant will attorn to and recognize said party as its Landlord under the terms of this Lease. Such agreement(s) shall be in the form reasonably acceptable to Tenant; provided, however, Tenant agrees that the form of the Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit E is acceptable.
                   ---------

        Tenant agrees to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations or extensions thereof, whenever made or recorded, provided that such ground lessor or mortgagee executes a Nondisturbance Agreement in a form reasonably acceptable to Tenant or in the form attached hereto as Exhibit E. If any ground lessor, beneficiary or
                               ---------
mortgagee elects to make this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

        Section 11.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

        Section 11.03. Estoppel Certificates. Within ten (10) business days after receipt of Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that, to Tenant's knowledge, Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other factual matters to Tenant's knowledge as may be reasonably required by Landlord, a contract purchaser from Landlord or the holder of a mortgage, deed of trust or lien to which the Property is or becomes subject. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

        Section 11.04. Tenant's Financial Condition. Within ten (10) days after written request from Landlord, but no more often than once annually, Tenant shall deliver to Landlord any publicly available financial statements or reports (i.e., those filed with the Securities and Exchange Commission) requested by Landlord to verify the net worth of Tenant, and Landlord may request similar financial information from any of Tenant's assignees or subtenants. In addition, Tenant shall deliver to any lender designated by Landlord any such financial statements or reports required by such lender to facilitate the financing or refinancing of the Property. All financial statements or reports shall be confidential only to the extent not publicly available and shall be used only for the purposes set forth herein.

        ARTICLE TWELVE: LEGAL COSTS

        Section 12.01. Legal Proceedings. If any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor judgment is entered, a reasonable sum as attorneys fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action.

        Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended, by or against Tenant. Tenant shall defend Landlord against any such claim or action at Tenant's expense or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs reasonably incurred by Landlord in any such claim or action.

        Landlord shall also indemnify Tenant against and hold Tenant harmless from all costs, expenses, demands and liability incurred by Tenant if Tenant becomes or is made a party to any claim or action (a) instituted by Landlord, or by any third party against Landlord, or by or against any person holding any interest under or using the Property by license of or agreement with Landlord;
(b) for foreclosure of any lien for labor or material furnished to or for Landlord or such other person; (c) otherwise arising out of or resulting from any act or transaction of Landlord or such other person; or (d) necessary to protect Tenant's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended, by or against Landlord. Landlord shall defend Tenant against any such claim or action at Landlord's expense, at Tenant's election, Landlord shall reimburse Tenant for any legal fees or costs reasonably incurred by Tenant in any such claim or action.

        Section 12.02. Landlord's Consent. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), but in no event shall Tenant be obligated to pay more than fifteen hundred dollars ($1,500.00).

        ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

        Section 13.01. Non-Discrimination. Tenant shall indemnify and hold harmless Landlord from and against any claims relating to discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof by Tenant.

        Section 13.02. Consents. Wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld, delayed or conditioned.

        Section 13.03. Landlord's Liability; Certain Duties

        (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer, but only to the extent the new Landlord has succeeded to the liability. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

        (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion. In the event of Landlord's default hereunder beyond any applicable cure period, Tenant shall be entitled to pursue any and all available remedies, excluding the right to terminate this Lease except in strict accordance with Section 13.03 hereof or in any circumstance where Landlord's default hereunder has resulted in an actual or constructive eviction of Tenant from the Property.

        (c) Tenant agrees that Tenant shall not have the right to terminate this Lease as a result of Landlord's default hereunder except as expressly provided in:

               (i) Sections 3.03 and 6.01 of this Lease, without further notice or time to cure;

               (ii) Section 7.01(d) and Article Eight of this Lease, upon delivery of written notice of Landlord's failure to timely achieve substantial completion of the repair of the Property as provided therein and the passage of sixty (60) days after delivery of such notice without Landlord's achieving substantial completion thereof; and

               (iii)  Section 13.03(b), without further notice or time to cure.

        Section 13.04. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

        Section 13.05. Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not apart of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include, as reasonably appropriate, Tenant's agents, employees, contractors, successors or others using the Property with Tenant's expressed or implied permission. In any provision relating to the conduct, acts or omissions of Landlord, the term "Landlord" shall include, as reasonably appropriate, Landlord's members, agents, employees, contractors, successors or others using the Property with Landlord's expressed or implied permission.

        Section 13.06. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the Lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

        Section 13.07. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, or by nationally recognized overnight courier service, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery or refusal in accordance with this Section 13.07. Either party may change its notice address upon written notice to the other party.

        Section 13.08. Waivers. All waivers must be in writing and signed by the waiving party. A party's failure to enforce any provision of this Lease or Landlord's acceptance of rent shall not be a waiver and shall not prevent the other party from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without it being bound to the conditions of such statement.

        Section 13.09. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may, at the requiring parties' sole cost and expense, require that a "Short Form" memorandum of this Lease executed by both parties be recorded.

        Section 13.10. Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

        Section 13.11. Corporate Authority; Limited Liability Company
Authority. If either party to this Lease is a corporation, such party represents that each person signing this Lease on behalf of such party has full authority to do so and that this Lease binds the corporation. If either party is a limited liability company, such party represents that each person signing this Lease on behalf of such party is a manager of the limited liability company and has full authority to sign for the limited liability company and that this Lease binds the limited liability company.

        Section 13.12. Joint and Several Liability. All parties signing this Lease as Landlord or Tenant, respectively, shall be jointly and severally liable for all obligations of such party.

        Section 13.13. Force Majeure. If either party cannot perform any of its obligations due to certain events described below beyond such party's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party's control invoking application of this provision include and are limited to, acts of God, war, civil commotion, fire, flood or other natural casualty, delay or failure of government authorities to grant necessary approvals and permits for construction as permitted herein (provided each responsible party has submitted all appropriate applications and information for such approvals and diligently pursued same thereafter), government regulation or restriction, and major weather differences from the normal weather conditions for the Hampton Roads, Virginia, area. Any party claiming any excused period of delay pursuant to this
Section 13.13 shall notify the other party in writing of such claim within fifteen (15) business days of its claimed commencement of such period, the failure of which shall waive any right to claim such excused delays prior to such fifteen (15) business day period.

        Section 13.14. Time. Time is of the essence in the performance of each provision of this Lease.

        Section 13.15. Landlord's Title Warranties. Landlord covenants that Landlord has lawful title to the Property (or in the alternative has a valid and binding contract to purchase the Property) and full right to make this Lease. Landlord has provided Tenant with a title commitment from Pioneer Title (the "Title Insurer"), dated August 31, 2000 and numbered 7013-31,979 evidencing the status of title to the Property. Landlord further covenants that at the

Commencement Date the Property will be free from all other encumbrances, except those set forth in Exhibit F attached hereto and incorporated by this reference
                   ---------
(the "Permitted Exceptions"). Landlord shall cause the issuance of a policy of title insurance for the benefit of Tenant, at Tenant's expense, from the Title Insurer, in the amount of Landlord's Total Cost, in a form reasonably acceptable to Tenant, dated as of the Rent Commencement Date insuring that Tenant holds the leasehold interest under this Lease, subject only to the lien of regular taxes, not yet due and payable, the Permitted Exceptions, any liens created by Tenant, and the terms of this Lease and the Nondisturbance Agreement (the "Title Policy").

        Section 13.16. Timely Billing of Charges. All charges due from Tenant to Landlord for which Tenant must be billed by Landlord must be billed within twenty-four (24) months after the close of the calendar year in which the charge is incurred by Landlord or Landlord will have waived its right to reimbursement which may have been established in any paragraph of this Lease.

        Section 13.17. Exhibits/Schedules. The following Exhibits and Schedules are attached hereto and are hereby incorporated by reference:

                            Exhibit A   - Legal Description of the Property
                            Exhibit B   - Site Plan
                            Exhibit C   - Landlord's Work
                            Exhibit C-l - Project Budget
                            Exhibit D   - Project Schedule
                            Exhibit E   - Subordination, Non-Disturbance
                                             and Attornment Agreement
                            Exhibit F   - Title Exceptions
                            Exhibit G   - Legal Description of
                                             Expansion Property
                            Exhibit H   - Expansion Building Plans

        ARTICLE FOURTEEN: BROKERS

        Section 14.01. Tenant shall pay Tenant's Broker a commission in connection with this Lease in the manner and in the amount and in accordance with all other terms and conditions set forth in a separate written agreement by and between Tenant and Tenant's Broker.

        Section 14.02. Intentionally omitted.

        Section 14.03. No Other Brokers. Tenant represents and warrants to Landlord that the Brokers named in Sections 1.08 and 1.09 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

        ARTICLE FIFTEEN: OPTION TO EXPAND

        Section 15.01. Expansion Option. Landlord grants to Tenant one (1) option to expand the Property ("Expansion Option") to add to the Property (i) approximately 6.6 acres of land described in Exhibit G attached hereto
                                             ---------
("Expansion Property"), and (ii) approximately 100,000 square feet of improvements to the Expansion Property to be constructed thereon, as described in Exhibit H hereto ("Expansion Building"). Tenant's privilege to exercise the
   ---------
Expansion Option is expressly conditioned upon Tenant not being in default (beyond all applicable cure periods) at the time the Expansion Option is exercised and not being in default (beyond all applicable cure periods) between the time the Expansion Option is exercised and the time the Expansion Property and the Expansion Building are delivered, as provided below.

        Section 15.02. Exercise of Expansion Option.

        (a) Tenant shall have the right (i) to expand the Property to include the Expansion Property and the Expansion Building by tendering written notice (the "Expansion Notice") to Landlord no later than the third (3/rd/) anniversary of the Rent Commencement Date.

        (b) In the event that Tenant properly delivers the Expansion Notice, Landlord shall deliver the Expansion Property and the Expansion Building to Tenant within six (6) months after delivery of the Expansion Notice, at the sole cost of Landlord, in a condition, in quality and design, and through a process, consistent with the conduct of Landlord's Work initially performed on the Property pursuant to Section 6.01 hereof, and in accordance with Exhibit H
                                                                 ---------
hereto (which shall require, among other things, that Landlord shall first construct the access road on the Expansion Property for the Expansion Building, and that all construction work shall be conducted and completed in a manner which shall not interfere with Tenant's then ongoing operations on the Property). Upon delivery of the Expansion Notice, the Expansion Property and the Expansion Building shall be part of the Property under the Lease (accordingly, the term "Property" in the Lease shall thereafter refer to the landlord improvements included in the Property immediately before delivery). Tenant's lease of the Expansion Property and the Expansion Building shall be on the same terms and conditions then in effect for the Property at the time of delivery of the Expansion Notice, and shall be coterminous with the lease of the initial Property, as may be extended; provided, however, that the annual Base Rent applicable to the Expansion Land and the Expansion Building shall be equal to twelve percent (12%) of Landlord`s Total Cost incurred in connection with the acquisition and construction of the Expansion Land and the Expansion Building (the budget for which shall be reasonably approved by Tenant, in writing, prior to Landlord's incurrence of any such costs and otherwise subject to the terms of
Section 3.02 hereof relating to their inclusion in Landlord's Total Cost), to be adjusted in the same manner and at the same time as annual Base Rent is adjusted for the initial Property, commencing on the date ninety (90) days after Landlord delivers the Expansion Property and the Expansion Building to Tenant for the same purposes as the Property as delivered to Tenant on the Access Date.

        (c) Landlord and Tenant shall execute a written confirmation of the actual delivery date of the Expansion Land and the Expansion Building, and the terms pertaining to the same as specified in this Section.

        Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below.

Signed on      2.23              , 2001          GEM  460 ASSOCIATES I, L.L.C.
          -----------------------


at Va Beach Va                                   By: /s/  John Gibson
   ------------------------------------              ------------------------
                                                     John Gibson
                                                     Manager



Signed on     2-12-2001         , 2001           COST PLUS, INC.,
           ---------------------
at Oakland, California                           a California corporation


                                                 By: /s/ Murray Dashe
                                                     -------------------------
                                                     Murray Dashe
                                                     Chairman of the Board
                                                     CEO and President

                                   EXHIBIT A
                                   ---------

                               Legal Description
                               -----------------

PARCEL ONE:


ALL THAT certain piece or parcel of land as described and depicted on that certain plat entitled "Plat Showing Property of HRFT, Inc. Being conveyed to The Isle of Wight County Industrial Development Authority, Windsor Magisterial District, Isle of Wight County, Virginia" dated April 9, 1993, made by Williams & Vann, Land Surveyors, reference being made to the said plat for a complete and accurate description of the said property conveyed.

PARCEL TWO:

ALL THAT certain lot, piece or parcel of land, situate, lying and being in Windsor Magisterial District, Isle of Wight County, Virginia, containing 7.483 acres, known, numbered and designated as Parcel One on that certain plat of survey entitled "SUBDIVISION, RIGHT-OF-WAY AND EASEMENT DEDICATION PLAT OF PROPERTY STANDING IN THE NAME OF ISLE OF WIGHT COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (DEED BOOK 442 AT PAGE 882) FOR ISLE OF WIGHT COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY WINDSOR MAGISTERIAL DISTRICT ISLE OF WIGHT, COUNTY, VIRGINIA, SCALE 1" = 100' AUGUST 30, 1999", prepared by Langley and McDonald, Inc., Engineers-Surveyors-Planners, Virginia Beach, Virginia, which said plat is incorporated herein by reference and to which reference is hereby made for a more particular description of the property herein conveyed and which plat is recorded in the Clerk's Office of the Circuit Court of the County of Isle of Wight County, Virginia in Plat Cabinet 2, Slide 71, page 16.

LESS AND EXCEPT such land rededicated to Isle of Wight County for purposes of ingress/egress and for other public infrastructure improvements servicing the Shirley T. Holland Commerce Park.

                           [FLOORPLAN APPEARS HERE]



                            [map of landscape plan
                           for Cost Plus Inc - drawn
                             by Baskerville & Son]

                                   EXHIBIT C
                                   ---------

                                Landlord's Work
                                ---------------

Landlord's Work: The work consists of the "Work" as that term is defined in a certain AIA STANDARD VERSION OF AGREEMENT BETWEEN OWNER AND CONTRACTOR WHERE THE BASIS FOR PAYMENT IS COST OF THE WORK PLUS A FEE WITH A NEGOTIATED GUARANTEED MAXIMUM PRICE, Doc A-111-1997, dated January 29, 2001 by and between GEM 460 Associates I, L.L.C. and Clancy & Theys Construction Company (the "Contract") as more particularly shown on the Contract Documents as that term is defined in the Contract.

                                  EXHIBIT C1
                                  ----------

===========================================================================================
ELLIS GIBSON DEVELOPMENT
COST PLUS
HAMPTON ROADS, VA
===========================================================================================
  05-Feb-01                                       FILENAME: cstpls22
DEVELOPMENT COSTS
--------------------------------------
DESCRIPTION                                                AMOUNT                  ACTUAL
--------------------------------------                   ----------   ---------   ---------
LAND PURCHASE       I.O.W            38.102    20,000       762,040   1,067,040
LAND PURCHASE       SHAWN             7.483    40,759       305,000
LAND PURCHASE       STREET CLSRE                            IN I.O.W
SITE WORK ON/OFF--net                               0          IN DC
LANDSCAPING ALLOWANCE                               0          IN DC
WETLAND MITIGATION USCE PERMIT AND FEES                        IN DC
DEMOLITION AND RELOCATION FUND                                 IN DC
OFF SITE WORK ALLOWANCE - TRN LANES                            IN DC
OFF SITE WORK ALLOWANCE - Traffic light and plan               IN DC
SITE LIGHTING ALLOWANCE                             0          IN DC
DIRECT CONSTRUCTION-               COST+      $ 27.73    13,866,750
DIRECT CONSTRUCTION-               TENANT B   $  0.00             0
DIRECT CONSTRUCTION                TENANT C   $  0.00             0
DIRECT CONSTRUCTION-               TENANT D   $  0.00             0
TENANT IMPROVEMENT ALLOWANCE                  $  0.00             0
SIGNAGE                                                        IN DC
APPRAISAL                                                     3,500
ARCHITECHURAL, and LAND PLANNING              $  0.00          IN DC
ENGINEERING - SITE PLANS AND SURVEY                            IN DC
ENVIRONMENTAL ASSESSMENT - PHASE ONE                              0
AS BUILT SURVEY                                              12,500
INSPECTING ENGINEER                                            IN DC
PROJECT OVERHEAD AND FEE                                    250,000
LEASING FEE DUE GRUBB/ELLIS OF OAKLAND        $  0.00       832,000
REAL ESTATE TAXES - CONSTRUCTION PERIOD                      12,804
GEOTECHNICAL REPORT AND TESTS                                  in dc
MISC FEE ALLOW (SP INSPCT, TAPS, POWER)                      81,300
CONSTRUCTION LENDER FEE                                      75,000
PERMANENT LENDER FEE                                        147,000
MORTGAGE BROKERS FEE                                        147,000
INVESTOR FEE                                                      0
LEGAL - BORROWER                                             75,000
LEGAL - LENDER                                               25,000
LEGAL - INVESTOR                                              3,500
TITLE INSURANCE AND RECORDING ALLOWANCE                      65,000
REIMBURSABLES                                                 7,500
CONTINGENCY                                                 150,000
                                                         ----------   ---------   ---------
          SUBTOTAL                                       16,820,894
CONSTRUCTION LOAN INTEREST                                  791,003
CONSTRUCTION LOAN INTEREST                                        0
                                                         ----------   ---------   ---------
TOTAL DEVELOPMENT COST                                   17,611,897
                                                         ==========   =========   =========
less incentives
ISLE OF WIGHT                                               793,000
GOV.OPP.FUND                                                300,000
STATE GRANT                                                 200,000
                                                         ----------
NET DEVELOPMENT COST                                     16,318,897
                                                         ==========

                                   Exhibit D
                                   ---------


                          Schedule of Landlord's Work

----------------------------------------------------------------------------------------
                        COST PLUS - DISTRIBUTION CENTER
C-055                       ISLE OF WIGHT, Virginia             FEBRUARY 9, 2001

Activity            Description                  Orig  Rem  Early       Early
   ID                                            Dur   Dur  Start      Finish        %
PRELIMINARY
ARCHITECT/ENGINEER
----------------------------------------------------------------------------------------
00610    WETLANDS PERMIT FOR FUTURE PAD          60    60  07FEB01     01MAY01        0
----------------------------------------------------------------------------------------
GENERAL CONTRACTOR (CLANCY & THEYS)
----------------------------------------------------------------------------------------
00550    SOLICIT PRICING FOR WATER TANK           1     0  01NOV00  A  11DEC00  A   100
----------------------------------------------------------------------------------------
00560    SOLICIT PRICING FOR PUMP STATION         1     0  01NOV00  A  11DEC00  A   100
----------------------------------------------------------------------------------------
00570    PRICE REVISED ACCESS ROAD                1     0  01NOV00  A  11DEC00  A   100
----------------------------------------------------------------------------------------
00580    REPRICE REVISED VDOT WORK                1     0  21DEC00  A  11DEC00  A   100
----------------------------------------------------------------------------------------
00600    AWARD WATER TANK CONTRACT               11     0  21DEC00  A  01FEB01  A   100

OWNER

00500    NOTICE TO PROCEED WITH PRECONSTRUCTION   0     0  07FEB01  *                 0
----------------------------------------------------------------------------------------
00510    LAND DISTURBANCE PERMIT ISSUED           3     0  01NOV00  A  13DEC00  A   100
----------------------------------------------------------------------------------------
00520    SITE PLAN APPROVAL (2ND SUBMITTAL)       1     0  01NOV00  A  20DEC00  A   100
----------------------------------------------------------------------------------------
00530    RIGHT OF WAYS FOR TURNLANES & SIGNALS   40     0  01NOV00  A  17JAN01  A   100
----------------------------------------------------------------------------------------
00540    FINALIZE DOCUMENTS FOR CLOSING          40     2  01NOV00  A  06FEB01       95
----------------------------------------------------------------------------------------
00590    ELLIS GIBSON & COUNTY RELEASE FOR CONST 40     0  01NOV00  A  09FEB01  A   100
----------------------------------------------------------------------------------------
SITEWORK

WATERTANK

02715    DRIVE TEST PILES FOR WATER TANK          5     5  09MAR01     15MAR01        0
----------------------------------------------------------------------------------------
02719    DRIVE PILES                             15    15  14MAR01     03APR01        0
----------------------------------------------------------------------------------------
02725    DESIGN WATER TANK                       50    40  01FEB01  A  30MAR01       11
----------------------------------------------------------------------------------------
02729    FOUNDATION & PILE CAPS FOR WATER TANK   20    20  04APR01     01MAY01        0
----------------------------------------------------------------------------------------
02735    FABRICATE WATER TANK                    50    50  06APR01     14JUN01        0
----------------------------------------------------------------------------------------
02739    FOUNDATION FOR PUMP BUILDING            20    20  02MAY01     29MAY01        0
----------------------------------------------------------------------------------------
02745    ERECT WATER TANK                        40    40  01JUN01     27JUL01        0
----------------------------------------------------------------------------------------
02749    PUMP BUILDING                           35    35  20JUN01     08AUG01        0
----------------------------------------------------------------------------------------
02855    WATER TANK PIPING                       40    40  22JUN01     17AUG01        0
----------------------------------------------------------------------------------------
02755    PAINT WATER TANK                        25    25  10AUG01     13SEP01        0
----------------------------------------------------------------------------------------
02765    WATER TANK OPERATIONAL                   1     1  01OCT01     01OCT01        0
----------------------------------------------------------------------------------------
02835    WATER TANK READY FOR FIRE PROTECTION     1     1  01OCT01     01OCT01        0

SITE WORK SUB

01201    LAYOUT SITE/BUILDING                    10    10  05FEB01     16FEB01        0
----------------------------------------------------------------------------------------
02010    STRIP & CLEAR SITE                      18    18  06FEB01     01MAR01        0
----------------------------------------------------------------------------------------
02013    INSTALL DRAINAGE & BMPS                 35    35  09FEB01     29MAR01        0
----------------------------------------------------------------------------------------
02015    GET BUILDING PAD TO GRADE               40    40  13FEB01     09APR01        0
----------------------------------------------------------------------------------------
15307    RUN IN SPRINKLER RISERS                 15    15  03APR01     23APR01        0
----------------------------------------------------------------------------------------
02201    GRADE ROADS/PARKING LOTS                50    50  01MAY01     10JUL01        0
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Activity                  Description                     Orig      Rem       Early        Early       %
   ID                                                     Dur       Dur       Start        Finish
02051        INSTALL SITE UTILITIES                       30       30       29MAY01      10JUL01       0
---------------------------------------------------------------------------------------------------------
02211        SET CONCRETE DOLLY PADS                       10       10       26JUN01      10JUL01       0
---------------------------------------------------------------------------------------------------------
02206        SET CONCRETE CURB & GUTTER                    25       25       11JUL01      14AUG01       0
---------------------------------------------------------------------------------------------------------
02210        PLACE STONE BASE.ROADS & PARKING LOTS         20       20       11JUL01      07AUG01       0
---------------------------------------------------------------------------------------------------------
02299        FINAL FINE GRADE SITE                         18       18       01AUG01      24AUG01       0
---------------------------------------------------------------------------------------------------------
02213        PAVE BASE COURSE,ROADS & PARKING LOTS          8        8       08AUG01      17AUG01       0
---------------------------------------------------------------------------------------------------------
02225        FINAL PAVE ROADS/PARKING LOTS                 15       15       07SEP01      27SEP01       0
---------------------------------------------------------------------------------------------------------
09981        STRIPE ROADS/PARKING LOT                      10       10       05OCT01      18OCT01       0
---------------------------------------------------------------------------------------------------------
02061        FUTURE PAD PREP                               50       50       01MAY01      10JUL01       0
---------------------------------------------------------------------------------------------------------
02023        CLEAR FUTURE DEVELOPMENT                      10       10       02MAY01      15MAY01       0

 FENCING SUB

02235        INSTALL SITE FENCING                          25       25       08AUG01      11SEP01       0

 LANDSCAPE SUB

02903        INSTALL LANDSCAPING & IRRIGATION              60       60       09AUG01      31OCT01       0
---------------------------------------------------------------------------------------------------------
02901        SEED                                          10       10       30AUG01      12SEP01       0

 ROAD WIDENING AND ACCESS ROAD

02785        FABRICATE SIGNAL TOWERS                       60       60       13FEB01      07MAY01       0
---------------------------------------------------------------------------------------------------------
02815        ROUGH GRADE AND STONE ACCESS ROAD             25       25       19FEB01      23MAR01       0
---------------------------------------------------------------------------------------------------------
02825        WATERLINE                                     20       20       26MAR01      20APR01       0
---------------------------------------------------------------------------------------------------------
02775        TURNLANES                                     25       25       30MAR01      03MAY01       0
---------------------------------------------------------------------------------------------------------
02845        CURB & GUTER PAVE BASE ACCESS ROAD            25       25       23APR01      25MAY01       0
---------------------------------------------------------------------------------------------------------
02795        INSTALL SIGNALIZATION                         45       45       08MAY01      10JUL01       0
---------------------------------------------------------------------------------------------------------
02805        OVERLAY 460 & ACCESS ROAD                     25       25       08AUG01      11SEP01       0
---------------------------------------------------------------------------------------------------------

BUILDING FOUNDATION/SLAB

 CONCRETE SUB

03020        EXCAVATE/FORM/PLACE FOOTINGS                  25       25       20MAR01      23APR01       0
---------------------------------------------------------------------------------------------------------
03105        PLACE STONE BASE                              18       18       10APR01      03MAY01       0
---------------------------------------------------------------------------------------------------------
03107        FORM/PLACE/FINISH CONCRETE SLAB               26       26       11APR01      16MAY01       0
---------------------------------------------------------------------------------------------------------
03115        PLACE & FINISH POUR BACK STRIP, FLOOR SLAB    15       15       05JUN01      25JUN01       0
---------------------------------------------------------------------------------------------------------

STEEL WORK

 STRUCTURAL STEEL FABRICATOR/ERECTOR

05117        AWARD STEEL SUBCONTRACT/NTP FOR STEEL          0        0       07FEB01    A             100
---------------------------------------------------------------------------------------------------------
05119        MILL ORDER STEEL                              40       40       12FEB01    A 30MAR01       0
---------------------------------------------------------------------------------------------------------
05121        PREPARE/REVIEW STRUCTURAL STEEL SHOP          30       30       12FEB01    A 16MAR01       0
---------------------------------------------------------------------------------------------------------
05123        PREPARE/REVIEW JOIST SHOP DRAWINGS            20       20       12FEB01    A 02MAR01       0
---------------------------------------------------------------------------------------------------------
05129        FABRICATE/DELIVER JOISTS                      20       20       07MAR01      03APR01       0
---------------------------------------------------------------------------------------------------------
05127        FABRICATE/DELIVER STRUCTURAL STEEL            20       20       02APR01      27APR01       0
---------------------------------------------------------------------------------------------------------
05155        PANELIZE/ERECT STRUCT STEEL/JOISTS-Ph1        11       11       07MAY01      21MAY01       0
---------------------------------------------------------------------------------------------------------
05261        PANELIZE/ERECT STRUCT STEEL JOISTS, Ph2       11       11       15MAY01      29MAY01       0
---------------------------------------------------------------------------------------------------------
05157        PLUMB STEEL STRUCTURE-Ph1                      2        2       22MAY01      23MAY01       0
---------------------------------------------------------------------------------------------------------
05191        INSTALL METAL ROOF DECK, Ph1                   6        6       24MAY01      31MAY01       0
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Activity              Description                      Orig   Rem   Early   Early         %
    ID                                                  Dur    Dur   Start   Finish
 05371     PANELIZE/ERECT STRUCT STEEL/JOISTS, Ph3       11     11  24MAY01  07JUN01       0
--------------------------------------------------------------------------------------------
 05262     PLUMB STEEL STRUCTURE, Ph2                     2      2  30MAY01  31MAY01       0
--------------------------------------------------------------------------------------------
 05292     INSTALL METAL ROOF DECK, Ph2                   8      8  01JUN01  12JUN01       0
--------------------------------------------------------------------------------------------
 05481     PANELIZE/ERECT STRUC STEEL/JOISTS, Ph4        11     11  04JUN01  18JUN01       0
--------------------------------------------------------------------------------------------
 05382     PLUMB STEEL STRUCTURE, Ph3                     2      2  08JUN01  11JUN01       0
--------------------------------------------------------------------------------------------
 05393     INSTALL METAL ROOF DECK, Ph3                   8      8  12JUN01  21JUN01       0
--------------------------------------------------------------------------------------------
 05663     INSTALL STAIRS/LADDERS/MISCELLANEOUS          20     20  18JUN01  16JUL01       0
--------------------------------------------------------------------------------------------
 05484     PLUMB STEEL STRUCTURE, Ph4                     2      2  19JUN01  20JUN01       0
--------------------------------------------------------------------------------------------
 05494     INSTALL METAL ROOF DECK, Ph4                   7      7  22JUN01  02JUL01       0
--------------------------------------------------------------------------------------------

BUILDING SHELL
--------------------------------------------------------------------------------------------
 PREFABRICATED OFFICE SYSTEM
--------------------------------------------------------------------------------------------
 12100     SHIPPING OFFICE                               14     14  17JUL01  03AUG01       0
--------------------------------------------------------------------------------------------
CONCRETE SUB
--------------------------------------------------------------------------------------------
 03350     FORM, PLACE TILT WALL PANELS                  28     28  16APR01  23MAY01       0
--------------------------------------------------------------------------------------------
 03353     ERECT TILT-WALL PANELS                        17     17  10MAY01  01JUN01       0
--------------------------------------------------------------------------------------------
ROOFING SUB
--------------------------------------------------------------------------------------------
 07529     LOAD ROOF W/ROOFING MATLS                     25     25  01JUN01  06JUL01       0
--------------------------------------------------------------------------------------------
 07530     INSTALL ROOF INSULATION/MEMBRANE              23     23  13JUN01  16JUL01       0
--------------------------------------------------------------------------------------------
CAULKING SUB
--------------------------------------------------------------------------------------------
 07952     CAULK WALL PANELS                             35     35  04JUN01  23JUL01       0
--------------------------------------------------------------------------------------------
OVERHEAD DOOR SUB
--------------------------------------------------------------------------------------------
 08301     INSTALL OVERHEAD/SPECIAL DOORS                20     20  26JUL01  22AUG01       0
--------------------------------------------------------------------------------------------
GLASS/GAZING SUB
--------------------------------------------------------------------------------------------
 08807     INSTALL WINDOWS IN DISTRIBUTION CENTER         8      8  18JUL01  27JUL01       0
--------------------------------------------------------------------------------------------
 08809     INSTALL STOREFRONT SYSTEM @ OFFICE FRONT       8      8  31JUL01  09AUG01       0
--------------------------------------------------------------------------------------------
METAL STUD/DRYWALL SUB
--------------------------------------------------------------------------------------------
 09210     CONST COOLER STUD/PLYWOOD WALLS               10     10  17JUL01  30JUL01       0
--------------------------------------------------------------------------------------------
PAINTING SUB
--------------------------------------------------------------------------------------------
 09921     APPLY EXT CONCRETE BLOCK FILLER/PRIMER        10     10  04JUN01  15JUN01       0
--------------------------------------------------------------------------------------------
 09923     APPLY EXTERIOR PAINT SYSTEM TO WALL PANELS    20     20  12JUN01  10JUL01       0
--------------------------------------------------------------------------------------------
DOCK LEVELER SUPPLIER
--------------------------------------------------------------------------------------------
 11161     INSTALL LOADING DOCKS LEV & LIGHTS            20     20  09JUL01  03AUG01       0
--------------------------------------------------------------------------------------------
 11162     INSTALL LOADING DOCK SEALS                     8      8  21AUG01  30AUG01       0
--------------------------------------------------------------------------------------------
GENERAL CONTRACTOR (CLANCY & THEYS)
--------------------------------------------------------------------------------------------
 08995     WAREHOUSE DRIED IN                             0      0           16JUL01       0
--------------------------------------------------------------------------------------------
 08997     OFFICE AREA DRIED IN                           0      0           30JUL01       0
--------------------------------------------------------------------------------------------
 08999     SHELL COMPLETE(ROOF ON, WALLS UP, FLOORS       0      0           03AUG01       0
--------------------------------------------------------------------------------------------
 07250     INSULATE INTERIOR WALL PANELS                 35     35  17JUL01  03SEP01       0
--------------------------------------------------------------------------------------------

FINISHES
--------------------------------------------------------------------------------------------
 MASONRY SUB
--------------------------------------------------------------------------------------------
 04201     INST INT MAS PART / SIGN / BLDG               20     20  21JUN01  19JUL01       0
--------------------------------------------------------------------------------------------
HOLLOW METAL DOOR SUPPLIER
--------------------------------------------------------------------------------------------
 08211     INSTALL DOORS/HARDWARE                         8      8  14AUG01  23AUG01       0
--------------------------------------------------------------------------------------------
METAL STUD/DRYWALL SUB
--------------------------------------------------------------------------------------------

Activity   Description                           Orig Rem   Early    Early    %
ID                                               Dur  Dur   Start    Finish
-------------------------------------------------------------------------------
09203   INSTALL METAL STUD WALLS, OFF/REC/COOLER  15   15  13JUL01  02Aug01   0
-------------------------------------------------------------------------------
09201   SET HM FRAMES, OFFICE & SUPT AREAS         8    8  16JULO1  25JULO1   0
-------------------------------------------------------------------------------
09253   HANG,TAPE FINISH GYPBOARD,OFFICE & SPT    18   18  31JUL01  23AUG01   0
-------------------------------------------------------------------------------
RESILIENT FLOOR SUB
-------------------------------------------------------------------------------
09301   RESILIENT FLOORING, OFFICE & SUPT AREAS    9    9  05SEPO1  17SEP01   0
-------------------------------------------------------------------------------
ACOUSTIC SUB
-------------------------------------------------------------------------------
09507   HANG ACOUSTIC CEILING GRID WIRES           9    9  17AUG01  28AUG01   0
-------------------------------------------------------------------------------
09513   HANG ACOUSTIC CEILING GRID                10   10  23AUG01  05SEP01   0
-------------------------------------------------------------------------------
09517   INSTALL ACOUSTIC CEILING TILES             6    6  31AUG01  07SEP01   O
-------------------------------------------------------------------------------
PAINTING SUB
-------------------------------------------------------------------------------
09901   INTERIOR PAINTING                         22   22  31JUL01  29AUG01   0
-------------------------------------------------------------------------------
GENERAL CONTRACTOR (CLANCY & THEYS)
-------------------------------------------------------------------------------
10100   SET TOILET PARTITIONS                      8    8  05FEB01  14FEB01   0
-------------------------------------------------------------------------------
10110   SET TOILET ACCESSORIES                     7    7  08FEB01  16FEB01   0
-------------------------------------------------------------------------------
99901   DISTRIBUTION CENTER CLEANUP               13   13  020CT01  18OCT01   0
-------------------------------------------------------------------------------
99998   COMPLETE DISTRIBUTION CENTER               0    0           18OCT01   0
-------------------------------------------------------------------------------
MECHANICAL & PLUMBING
-------------------------------------------------------------------------------
PLUMBING SUB
-------------------------------------------------------------------------------
15101   INSTALL UNDERSLAB UTILITIES               25   25  20MAR01  23APR01   0
-------------------------------------------------------------------------------
15205   ROUGH-IN IN-WALL PLUMBING, OFFICE/SUB
         AREAS                                     7    7  17JUL01  25JUL01   0
-------------------------------------------------------------------------------
15206   SET PLUMBING CARRIERS IN WALLS, OFFICE/SUP 5    5  23JUL01  27JUL01   0
-------------------------------------------------------------------------------
15207   SET PLUMBING FIXTURES, OFFICE/SUP AREAS    8    8  24AUG01  04SEP01   0
-------------------------------------------------------------------------------
15215   BATTERY CHARGING AREA                      1    1  05FEB01  05FEB01   0
-------------------------------------------------------------------------------
MECHANICAL SUB
-------------------------------------------------------------------------------
15501   INSTALL PLANT VENTILATION SYSTEM          25   25  17JUL01  20AUG01   0
-------------------------------------------------------------------------------
15602   INSTALL OFFICE/SUP HVAC UNITS/CONDENSERS  15   15  01AUG01  21AUG01   0
-------------------------------------------------------------------------------
15504   RUN HVAC DUCTWORK, OFFICE/SUP AREAS       17   17  02AUG01  24AUG01   0
-------------------------------------------------------------------------------
15506   INSULATE HVAC DUCTWORK, OFFICE/SUP AREAS  15   15  10AUG01  30AUG01   0
-------------------------------------------------------------------------------
15550   INSTALL HVAC CONTROL SYSTEMS, OFFICES     10   10  22AUG01  04SEP01   0
-------------------------------------------------------------------------------
15509   DROP DIFFUSERS CONNECT TO DUCTWORK        10   10  30AUG01  12SEP01   0
-------------------------------------------------------------------------------
15599   START-UP, TEST & BALANCE A/C SYSTEM,
         DISTR                                    10   10  12SEP01  25SEP01   0
-------------------------------------------------------------------------------
15516   BATTERY CHARGING AREA                      1    1  05FEB01  05FEB01   0
-------------------------------------------------------------------------------
FIRE PROTECTION
-------------------------------------------------------------------------------
FIRE PROTECTION SUB
-------------------------------------------------------------------------------
15301   ROUGH IN INTERIOR FIRE SPRINKLER SYSTEM,
         DC                                       40   40  13JUN01  08AUG01   0
-------------------------------------------------------------------------------
15311   ROUGH-IN SPRINKLER, OFFICE/SUPT AREA      15   15  26JUL01  15AUG01   0
-------------------------------------------------------------------------------
15303   RUN FIRE SPRINKLER LATERALS INST HEADS    30   30  31JUL01  10SEP01   0
-------------------------------------------------------------------------------
15321   INSTALL SPRINKLER HDS, OFFICE/SUPT AREAS  12   12  27AUG01  11SEP01   0
-------------------------------------------------------------------------------
15350   INSTALL FIRE PUMP                         13   13  16AUG01  03SEP01   0
-------------------------------------------------------------------------------
ELECTRICAL
-------------------------------------------------------------------------------
ELECTRICAL SUB
-------------------------------------------------------------------------------
16101   RUN ELECTRICAL SERVICE ENTRANCE            8    8  24APR01  03MAY01   0
-------------------------------------------------------------------------------
16110   SET ELECTRICAL SWITCHGEAR                 13   13  11JUL01  27JUL01   0
-------------------------------------------------------------------------------

 Activity                        Description                            Orig     Rem     Early      Early     %
   ID                                                                    Dur     Dur     Start      Finish
 16311          INSTALL PLANT LIGHTING                                   30      30     13JUL01    23AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16111          ROUGH IN ELECTRICAL CONDUITS IN  WALLS, DIST             10      10     17JUL01    30JUL01     0
 ---------------------------------------------------------------------------------------------------------------
 16503          ROUGH-IN IN-WALL ELECTRICAL, OFFICE                      12      12     17JUL01    01AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16205          SET ELECTRICAL PANELS, DISTR CENTER                      20      20     20JUL01    16AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16207          PULL ELECTRICAL CIRCUITS, DC                             26      26     26JUL01    30AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16521          INSTALL EXTERIOR LIGHTING                                10      10     27JUL01    09AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16509          SET ELECTRICAL PANELS, OFFICE/SUPT AREAS                 10      10     07AUG01    20AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16501          WIRE HVAC SYSTEMS, OFF/SUP AREAS                         20      20     08AUG01    04SEP01     0
 ---------------------------------------------------------------------------------------------------------------
 16512          ROUGH-IN LIGHTING, OFFICE/SUPT AREAS                     14      14     09AUG01    28AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16511          PULL BRANCH CIRCUITS, OFFICE/SUPT AREAS                  15      15     10AUG01    30AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16505          ROUGH-IN ELECTRICAL, OFFICE CEILING                      14      14     13AUG01    30AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16209          ENERGIZE BUILDING ELECTRICAL SERVICE                      0       0                22AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16210          SET ELECTRICAL OUTLETS/LIGHTS/FIXTURES, DC                8       8     23AUG01    03SEP01     0
 ---------------------------------------------------------------------------------------------------------------
 16211          INSTALL ELECTRICAL SWITCH/OUTLET PLATES, DC               8       8     24AUG01    04SEP01     0
 ---------------------------------------------------------------------------------------------------------------
 16527          TRIM OUT ELECTRICAL DEVICES, OFFICE                      10      10     24AUG01    06SEP01     0
 ---------------------------------------------------------------------------------------------------------------
 16513          SET LIGHT FIXTURES, OFFICE/SUPT AREAS                    11      11     30AUG01    13SEP01     0
 ---------------------------------------------------------------------------------------------------------------
 16600          ENERGIZE OFFICE ELECTRICAL CIRCUITS                       0       0                30AUG01     0
 ---------------------------------------------------------------------------------------------------------------
 16350          WIRE FIRE PUMP                                            9       9     04SEP01    14SEP01     0
 ---------------------------------------------------------------------------------------------------------------
 16533          BATTERY CHARGING AREA                                    20      20     17JUL01    13AUG01     0
 ---------------------------------------------------------------------------------------------------------------

RACKS & CONVEYORS

 CONVEYOR INSTALLERS

 19008          INSTALL HANGERS IN ACCESSIBLE AREAS                      20      20     15OCT01    09NOV01     0
 ---------------------------------------------------------------------------------------------------------------
 19009          CONVEYOR INSTALLATION                                    50      50     17DEC01    26FEB02     0
 ---------------------------------------------------------------------------------------------------------------

 RACK INSTALLERS

 19011          INSTALL RACKS                                            20      20     17SEP01    12OCT01     0
 ---------------------------------------------------------------------------------------------------------------
 19021          START BALANCE OF TI FIT UP                               45      45     15OCT01    14DEC01     0
 ---------------------------------------------------------------------------------------------------------------



                                                                       -----------------------------------------
                      Clancy & Theys Construction Company                 Date   Revision   Checked   Approved
                                     and                               -----------------------------------------
                               BASKERVILL & SON                              ACTUAL START
                                  Architects                           -----------------------------------------

                                                                       -----------------------------------------

                                                                       -----------------------------------------

                                                                       -----------------------------------------

                                                                       -----------------------------------------

                                                                       -----------------------------------------

                                   EXHIBIT E
                                   ---------

This instrument was prepared by ___________________ _______________
whose address is __________________________________ _______________


SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT, made as of this __ day of _____________________, ______, between ______________________________________________________, a
___________________ corporation (hereinafter referred to as "Lessee") and
__________________________________ (hereinafter referred to as "Lender").


                                   RECITALS:


          1. Lender is now the owner and holder of a first Deed of Trust,dated ___________________________________________, in the principal amount of
__________________________________________________________________________ AND
NO/100 DOLLARS ($___________________) (hereinafter referred to as the "Security Instrument") on the real estate more particularly described in the Security Instrument. The Security Instrument is recorded in the Office of the Clerk of the Circuit Court or the City of ______________________ Virginia.


          2. Lessee is the holder of a lease (hereinafter referred to as the "Lease"), dated __________________ between _________________________________
(hereinafter referred to as "Lessor"), as Lessor, and ________________________ ____________________________, as Lessee, demising for a term of years certain premises described as:_____________________ __________________ (the "Premises").


          3. Lessee and Lender desire to confirm their understanding with respect to the Lease and the Security Instrument;


          NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Lessee hereby agree and covenant as follows:


          FIRST: Lender hereby consents and approves the Lease and the terms thereof, including the options to extend the term as set forth in the Lease, and covenants and agrees that the exercise by Lessee of rights, remedies and options therein contained shall not constitute a default under the Security Instrument.

               SECOND: The Lease shall be subject and subordinate to the Security Instrument and to all renewals, modifications or extensions thereof, but any and all such renewals, modifications and extensions shall nevertheless be subject to and entitled to the benefits of the terms of this Agreement.

               THIRD: So long as Lessee is not in default (beyond any period given Lessee to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants or conditions of the Lease on Lessee's part to be performed, Lessee's possession of the premises described in the Lease and Lessee's rights and privileges under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by Lender and Lessee's occupancy of said premises shall not be disturbed by Lender for any reason whatsoever during the term of the lease or any extensions or renewals thereof and Lessee shall not be joined as a party defendant in any foreclosure proceeding which may be instituted by Lender and Lessee's leasehold estate under the Lease shall not be terminated, barred, cut off, or otherwise disturbed by reason of any default under the Security Instrument or any foreclosure proceeding instituted by Lender. Additionally, should Lessee be in default under the Lease at the time Lender institutes any foreclosure proceedings, neither Lender nor any purchaser at a foreclosure sale may terminate the Lease as a result of the foreclosure proceedings, nor may Lender or such purchaser exercise any other right or remedy under the Lease unless and until Lender or such purchaser, as appropriate, assumes the rights and obligations of Lessor under the Lease and affords to Lessee all rights and notices to cure any such default in accordance with Article Ten of the Lease and Lessee fails, prior to the expiration of any applicable cure periods provided in the Lease, to cure such default; provided, however, that any notices delivered or other actions taken by Lessor pursuant to Article Ten of the Lease prior to the institution of foreclosure proceedings by Lender shall inure to the benefit of Lender or such purchaser

               FOURTH: If the interests of Lessor shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it or by any other manner, and Lender succeeds to the interest of the Lessor under the Lease, Lessee shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option thereof in the Lease, with the same force and effect as if Lender were the Lessor under the Lease, and Lessee does hereby attorn to Lender as its Lessor, said attornment to be effective and self-operative without the execution of any further instruments on the part of either of the parties hereto immediately upon Lender succeeding to the interest of the Lessor under the Lease; provided, however, that Lessee shall be under no obligation to pay rent to Lender, as Lessor, pursuant to this Agreement until Lessee receives written notice from Lender that it has succeeded to the interest of Lessor under the Lease. The respective rights and obligations of Lessee and Lender upon said attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth therein; it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth at length herein.

               FIFTH: Lessee certifies that (a) the Lease is presently in full force and effect; (b) no rent under the Lease has been paid more than thirty
(30) days in advance of its due date; (c) that Lessee, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other amounts due or to become due thereunder; (d) the Lessee is the owner of the "Tenant's" or "Lessee's" interest in the Lease and has not transferred or assigned the Lease or sublet the Premises demised thereby; (e) to the best knowledge of the Lessee, neither the Lessee nor the Lessor is in any way in default under the Lease; (f) the lease term began as of the date of the Lease; and (g) no actions, whether voluntary or otherwise, are pending against the Lessee under the bankruptcy or insolvency laws of the United States or any state thereof.

               SIXTH: If Lender shall succeed to the interest of Lessor under the Lease, Lender shall be bound to Lessee under all terms, covenants and conditions of the Lease, and Lessee shall, from and after Lender's succession to the interest of Lessor under the Lease, have the same remedies against Lender for the breach of an agreement contained in the Lease that Lessee might have had under the Lease against Lessor if Lender had not succeeded to the interest of Lessor; provided further, however, that after such succession:

               (a) Lender shall be liable for any act or omission of any prior landlord (including the Lessor) arising directly from such landlord's responsibilities and duties pursuant to the Lease; provided, Lender or such purchaser has received appropriate notice of such default, and has an opportunity to cure (having no obligation prior to foreclosure to so cure) same, all pursuant to the terms and conditions of the Lease; and

               (b) Lender shall be subject to any offsets or defenses which the Lessee might be entitled to assert against any prior landlord (including the Lessor) including deductions from rent arising pursuant to the Lease; provided, Lender or such purchaser has received appropriate notice of such default, and has an opportunity to cure (having no obligation prior to foreclosure to so cure) same, all pursuant to the terms and conditions of the Lease; and

               (c) Lender shall not be bound by any rent or additional rent which Lessee might have paid for more than the current month to any prior landlord (including Lessor) unless such prepayment shall have been expressly approved by Lender in writing, including without limitation, any payments made pursuant to Section 3.02 of the Lease; and

               (d) Lender shall not be bound by any amendment or modification of the Lease made without Lender's consent, which consent shall not be unreasonably withheld, conditioned or delayed as long as such amendment or modification does not reduce annual base rent or materially reduce any other monetary obligation of Lessee under the Lease.

               SEVENTH:   Lessee   will   notify   Lender, of any default of
Lessor which would entitle Lessee to cancel the Lease or abate the rent payable thereunder, and agrees that notwithstanding any provision of the Lease, no notice of cancellation thereof, nor any abatement shall be effective unless Lender has received the notice aforesaid and has failed within thirty (30) days of the date thereof to cure or if the default cannot be cured within thirty (30) days has failed to commence and to diligently prosecute the cure of Lessor's default which gave rise to such right of cancellation or abatement. The address of the Lender is ______________________, Attention:_____________________.

               EIGHTH: Lender shall give written notice to Lessee of any default or event of default by Lessor under the Security Instrument and shall provide to Lessee not less than thirty (30) days to cure any such default prior to the filing of any foreclosure action by Lender under the Security Interest; provided, however, that Lessee shall have no obligation to cure such default, either within such thirty (30) day period or otherwise. The address of Lessee is 200 4/th/ Street, Oakland, CA 94607, Attention:__________ ______________.

               NINTH: This Agreement contains the entire agreement between the parties and this Agreement may not be modified except by an agreement in writing signed by the parties hereto.

               TENTH: This Agreement may be recorded by either party at the cost of the recording party.

               ELEVENTH: This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

               TWELFTH: Any notices or communications given under this Agreement shall be in writing and shall be given by registered or certified mail, return receipt requested, postage prepaid, (a) if to Lender, at the address of Lender as hereinabove set forth or at such other address as Lender may designate by notice, or (b) if to Lessee, at the address of Lessee as hereinabove set forth or at such other address as Lessee may designate by notice. During the period of any postal strike or other interference with the mail, personal delivery shall be substituted for registered or certified mail. No default notice given by Lessee under the Lease shall be effective as against Lender unless a duplicate copy thereof has been given to Lender.

               THIRTEENTH: This Agreement and the covenants herein contained are intended to run with and bind all lands affected thereby.

          IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed under seal as of the day and year first above written.


                                             LENDER:


                                             ________________________________


                                             By:_____________________________
                                                Title:_______________________


                                             LESSEE:


                                             COST PLUS, INC.


                                             By:_____________________________
                                                Title:_______________________


STATE OF _____________________________  )
                                        )    to-wit:
CITY/COUNTY OF _______________________  )

     I, _____________________________, a Notary Public in and for the State and City/County aforesaid, certify that __________________________ whose name as _________________________ of _______________________, a ____________________,
is signed to the writing above, bearing the date as of the _____ day of _________________, __________, has acknowledged the same before me in my City/County on behalf of the bank.

     Witness my hand and notarial stamp or seal, this ______ day of _____________________, ______.


                                             ________________________________
                                             Notary Public

My commission expires:

_____________________
(Affix Seal)

STATE OF _____________________________  )
                                        )    to-wit:
CITY/COUNTY OF _______________________  )

     I, _____________________________, a Notary Public in and for the State and City/County aforesaid, certify that __________________________ whose name as _________________________ of _______________________, a ____________________,
is signed to the writing above, bearing the date as of the _____ day of _________________, __________, has acknowledged the same before me in my City/County on behalf of the bank.

     Witness my hand and notarial stamp or seal, this ______ day of _____________________, ______.


                                             ________________________________
                                             Notary Public

My commission expires:

_____________________
(Affix Seal)

                                   EXHIBIT F
                                   ---------

                               Title Exceptions
                               ----------------
For the Property:

(As to PARCEL ONE)

(1) Real Estate taxes accruing from date of acquisition herein, and subsequent semi-annual payments are not yet due and payable.

(2) Conditions and restrictions as contained in instrument recorded in the Clerk's office of the Circuit Court of the County of Isle of Wight, Virginia as Image Number 000000389 BUT OMITTING ANY COVENANT OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN UNLESS AND ONLY TO THE EXTENT THAT SAID COVENANT (a) IS EXEMPT UNDER CHAPTER 42, SECTION 3607 OF THE UNITED STATE CODE, OR (b) RELATES TO HANDICAP BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS.

(3) Power line along Windsor Boulevard and along a side lot line adjacent to a Farm Road as shown on recorded plat of subdivision.

(4) Utility easement recorded in the Clerk's Office of the Circuit Court of the County of Isle of Wight as recorded as Image no. 970004881.

(As to PARCEL TWO)

(5) Real estate taxes accruing from the 1st' half of the fiscal year 2000/2001 and subsequent semi-annual payments not yet due and payable.

(6) Conditions and restrictions as contained in instrument recorded in the Clerk's office of the Circuit Court of the County of Isle of Wight, Virginia as Image #000000389, BUT OMITTING ANY COVENANT OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN UNLESS AND ONLY TO THE EXTENT THAT SAID COVENANT (a) IS EXEMPT UNDER CHAPTER 42, SECTION 3607 0F THE UNITED STATE CODE, OR
         (b) RELATES TO HANDICAP BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS.

(7) Ten (10) foot drainage and utility easement along a lot lines as shown on recorded plat of subdivision.

(8) Twenty (20) foot permanent utility easement as shown on plat dated January 1998 by AES Consulting engineers.

(9) Five (5) foot no access easement along Windsor Boulevard as shown on recorded plat of subdivision.

(10) One Hundred (100) foot Buffer established between residential and industrial property as shown on recorded plat of subdivision.

(11) Thirty (30) foot utility easement dedicated to Isle of Wight County as shown on recorded plat of subdivision.

(12) Power line along Windsor Boulevard and along side lot line adjacent to a Farm Road as shown on recorded plat of subdivision.

(13) Utility easement as recorded in the Clerk's Office of the Circuit Court of the County of Isle of Wight as Image number 970004881.

(14) Drainage ditch easement as recorded in Deed Book 201, page 589 in the Clerk's Office of the Circuit Court of the County of Isle of Wight.

(15) Such other easements, rights of way, dedications and reservations contemplated by the approved site plan to service the Property and/or the Shirley T. Holland Commerce Park.

For the Expansion Property:

(16) Real Estate taxes accruing from date of acquisition herein, and subsequent semi-annual payments are not yet due and payable.

(17) Conditions and restrictions as contained in instrument recorded in the Clerk's office of the Circuit Court of the County of Isle of Wight, Virginia as Image Number 000000389 BUT OMITTING ANY COVENANT OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN UNLESS AND ONLY TO THE EXTENT THAT SAID COVENANT (a) IS EXEMPT UNDER CHAPTER 42, SECTION 3607 OF THE UNITED STATE CODE, OR (b) RELATES TO HANDICAP BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS.

(18) Utility easement recorded in the Clerk's Office of the Circuit Court of the County of Isle of Wight as recorded as Image no. 970004881.

(19) Ten (10) foot drainage and utility easement along a lot lines as shown on recorded plat of subdivision.

(20) Twenty (20) foot permanent utility easement as shown on plat dated January 1998 by AES Consulting engineers.

(21) Thirty (30) foot utility easement dedicated to Is1e of Wight County as shown on recorded plat of subdivision.

(22) Drainage ditch easement as recorded in Deed Book 201, page 589 in the Clerk's Office of the Circuit Court of the County of Isle of Wight.

                                   EXHIBIT G
                                   ---------

                       Description of Expansion Property
                       ---------------------------------

Situated, lying and being a parcel of land located in the Windsor District of Isle of Wight County, Virginia, said parcel being more particularly described as follows:

Commencing at a found pipe 0.36 plus or minus miles west of Route 460, said pipe lying on the northern right of way line of Old Suffolk Road, thence along said right line of way of Old Suffolk Road in a Westerly direction 1,546.70 feet to a found pipe, thence leaving said right of North 01 degrees 02 minutes 22 seconds West a distance of 200.25 feet to a found pipe, said pipe being the true point and place of beginning, thence South 80 degrees 41 minutes 26 seconds West a distance of 328.65 feet to a point, thence North 00 degrees 54 minutes 38 seconds West a distance of 806.87 feet to a point, thence North 89 degrees 05 minutes 22 seconds East a distance of 297.49 feet to a point, thence South 15 degrees 11 minutes 30 seconds East a distance of 73.51 feet to a found rod, thence South 75 degrees 54 minutes 38 seconds East a distance of 9.84 feet to a point, thence South 00 degrees 54 minutes 38 seconds East a distance of 785.08 feet to a found pipe, said pipe being the true point and place of beginning, and containing 6.559 acres of land more or less.